                          EuroPacific Growth Fund/(R)/

                                   Prospectus

         TABLE OF CONTENTS
-----------------------------------------------------
  1       Risk/Return Summary
-----------------------------------------------------
  4       Fees and Expenses of the Fund
-----------------------------------------------------
  5       Investment Objective, Strategies and Risks
-----------------------------------------------------
  8       Management and Organization
-----------------------------------------------------
10        Shareholder Information
-----------------------------------------------------
11        Choosing a Share Class
-----------------------------------------------------
13        Purchase and Exchange of Shares
-----------------------------------------------------
14        Sales Charges
-----------------------------------------------------
16        Sales Charge Reductions and Waivers
-----------------------------------------------------
17        Plans of Distribution
-----------------------------------------------------
18        How to Sell Shares
-----------------------------------------------------
19        Distributions and Taxes
-----------------------------------------------------
20        Financial Highlights
-----------------------------------------------------

                                  MARCH 15, 2001


 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
 OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS
 A CRIMINAL OFFENSE.

 RISK/RETURN SUMMARY

 The fund seeks to make your investment grow over time by investing primarily in stocks of issuers located in Europe and the Pacific Rim.

 The fund is designed for investors seeking greater capital appreciation through investments in stocks of issuers based outside the U.S. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

 An investment in the fund is subject to risks, including the possibility that the fund's income and the value of its investments may fluctuate in response to economic, political or social events in the U.S. or abroad. Securities in the fund's portfolio may be adversely affected by currency fluctuations or world political, social and economic instability. The values of equity securities owned by the fund may be affected by events specifically involving the companies issuing those securities.

 Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

 YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME.

                                            EUROPACIFIC GROWTH FUND / PROSPECTUS

 HISTORICAL INVESTMENT RESULTS

 The following information provides some indication of the risks of investing in the fund by showing changes in the fund's investment results from year to year and by showing how the fund's average annual returns for various periods compare with those of a broad measure of market performance. Past results are not an indication of future results.


                 CALENDAR YEAR TOTAL RETURNS FOR CLASS A SHARES
   (Results do not include a sales charge; if one were included, results would be lower.)
 [bar chart]
 1991   18.59%
 1992    2.30%
 1993   35.60%
 1994    1.13%
 1995   12.87%
 1996   18.64%
 1997    9.19%
 1998   15.54%
 1999   56.97%
 2000  -17.84%
 [end bar chart]




    The fund's highest/lowest quarterly results during this time period were:

        HIGHEST        29.10%  (quarter ended December 31, 1999)
        LOWEST         -13.60%  (quarter ended September 30, 1998)

EUROPACIFIC GROWTH FUND / PROSPECTUS

 Unlike the bar chart on the previous page, the table below reflects the fund's results with the maximum initial or deferred sales charge imposed, as required by Securities and Exchange Commission rules. Class A share results reflect the maximum initial sales charge of 5.75%. Sales charges are reduced for purchases of $25,000 or more. Results would be higher if calculated without a sales charge. All fund results reflect the reinvestment of dividend and capital gain distributions.

 Since the fund's Class B shares began investment operations on March 15, 2000 and Class C and F shares began investment operations on March 15, 2001, comparable results for those classes are not available for the 2000 calendar year.

 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 2000:
 ------------------------------------------------------------------------------
                                    ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME
 Class A - began 4/16/84
 (with the maximum sales charge     -22.56%     12.72%     13.07%      15.16%
 imposed)
 ------------------------------------------------------------------------------
 MSCI EAFE Index/1/                 -13.96%      7.43%      8.56%      13.09%
 ------------------------------------------------------------------------------


 1 The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East)
  Index measures all major stock markets outside North America. This index is unmanaged and does not reflect sales charges, commissions or expenses.

                                            EUROPACIFIC GROWTH FUND / PROSPECTUS

 FEES AND EXPENSES OF THE FUND

 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                      CLASS A   CLASS B   CLASS C    CLASS F
 --------------------------------------------------------------------------------------------
 Maximum sales charge imposed on purchases (as a       5.75%/1/  none      none       none
 percentage of offering price)
 --------------------------------------------------------------------------------------------
 Maximum sales charge imposed on reinvested            none      none      none       none
 dividends
 --------------------------------------------------------------------------------------------
 Maximum deferred sales charge                        none/2/    5.00%/3/  1.00%/4/   none
 --------------------------------------------------------------------------------------------
 Redemption or exchange fees                           none      none      none       none
 --------------------------------------------------------------------------------------------

 1 Sales charges are reduced or eliminated for purchases of $25,000 or more.
 2 A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge.
 3 Deferred sales charges are reduced after 12 months and eliminated after six years.
 4 Deferred sales charge is eliminated after 12 months.

 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                           CLASS A  CLASS B/1/  CLASS C/1/   CLASS F/1/
 -------------------------------------------------------------------------------------------------------
 Management Fees                                            0.46%     0.46%       0.46%        0.46%
 -------------------------------------------------------------------------------------------------------
 Distribution and/or Service (12b-1) Fees/2/                0.25%     1.00%       1.00%        0.25%
 -------------------------------------------------------------------------------------------------------
 Other Expenses                                             0.13%     0.13%       0.22%        0.21%
 -------------------------------------------------------------------------------------------------------
 Total Annual Fund Operating Expenses                       0.84%     1.59%       1.68%        0.92%
 -------------------------------------------------------------------------------------------------------

 1 Based on estimated amounts for the current fiscal year.
 2 Class A and F 12b-1 fees may not exceed 0.25% and 0.50%, respectively, of the class' average net assets annually.

 EXAMPLE

 The examples below are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year and that the fund's operating expenses remain the same as shown above. The "Class A" example reflects the maximum initial sales charge in the first year. The "Class B- and Class C-assuming redemption" examples reflect applicable contingent deferred sales charges through six years and one year, respectively (after which times they are eliminated). The examples do not include fees charged by financial intermediaries, typically applicable mainly to Class F shares. Both Class B examples reflect Class A expenses for years 9 and 10 since Class B shares automatically convert to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions, your cumulative expenses would be:

                                             ONE YEAR         THREE YEARS         FIVE YEARS         TEN YEARS
 Class A                                       $656               $828              $1,014             $1,553
 ----------------------------------------------------------------------------------------------------------------------------------
 Class B - assuming redemption                 $662               $902              $1,066             $1,688
 -------------------------------------------------------------------------------------------------------------------
 Class B - assuming no redemption              $162               $502              $  866             $1,688
 -------------------------------------------------------------------------------------------------------------------
 Class C - assuming redemption                 $271               $530              $  913             $1,987
 -------------------------------------------------------------------------------------------------------------------
 Class C - assuming no redemption              $171               $530              $  913             $1,987
 -------------------------------------------------------------------------------------------------------------------
 Class F - excludes intermediary fees/*/       $ 94               $293              $  509             $1,131
 -------------------------------------------------------------------------------------------------------------------
 *Fees charged by financial intermediaries are independent of fund expenses and will increase the overall cost of your investment.  Intermediary fees typically range from 0.50% to 3.00% of assets annually depending on services offered.

EUROPACIFIC GROWTH FUND / PROSPECTUS

 INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

 The fund's investment objective is to provide you with long-term growth of capital. It invests primarily in stocks of issuers located in Europe and the Pacific Rim.

 The values of equity securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned in the fund, adverse conditions affecting the general economy, overall market declines, world political, social and economic instability, and currency and interest rate fluctuations. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.

 Investments outside the U.S. may be affected by these events to a greater extent and may also be affected by differing securities regulations, and administrative difficulties such as delays in clearing and settling portfolio transactions. These risks are potentially heightened in connection with investments in developing countries.

 The fund may also hold cash or money market instruments. The size of the fund's cash position will vary and will depend on various factors, including market conditions and purchases and redemptions of fund shares. A larger cash position could detract from the achievement of the fund's objective, but it also would reduce the fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.

 The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio investments. The basic investment philosophy of the investment adviser is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when the investment adviser believes they no longer represent good long-term value.

                                            EUROPACIFIC GROWTH FUND / PROSPECTUS

 ADDITIONAL INVESTMENT RESULTS

 Unlike the investment results table shown on an earlier page, the table below reflects the fund's results calculated without a sales charge.


 AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2000:
                                    ONE YEAR  FIVE YEARS  TEN YEARS   LIFETIME
 Class A - began 4/16/84            -17.84%     14.06%     13.74%      15.57%
 (with no sales charge imposed)
 ------------------------------------------------------------------------------
 MSCI EAFE Index/1/                 -13.96%      7.43%      8.56%      13.09%
 ------------------------------------------------------------------------------
 Lipper International Funds         -15.60%      9.45%      9.85%      12.68%
 Average/2/
 ------------------------------------------------------------------------------


 1 The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East)
  Index measures all major stock markets outside North America. This index is unmanaged and does not reflect sales charges, commissions or expenses.
 2 The Lipper International Funds Average consists of funds that invest assets in securities with primary trading markets outside the United States. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions and brokerage commissions paid by the funds for portfolio transactions, but do not reflect sales charges.

EUROPACIFIC GROWTH FUND / PROSPECTUS

 HOLDINGS BY INDUSTRY AS OF MARCH 31, 2000:

 [pie chart]
 Electronic Components 11.66%
 Diversified Telecommunication Services 11.51%
 Electrical & Electronics 7.84%
 Wireless Telecommunications Services 7.70%
 Broadcasting & Publishing 7.59%
 Other Industries 45.52%
 Bonds & Notes 0.42%
 Cash & Cash Equivalents 7.76%
 [end pie chart]

                              PERCENT OF                                         PERCENT OF
 PERCENT INVESTED BY COUNTRY  NET ASSETS       TEN LARGEST INDIVIDUAL HOLDINGS   NET ASSETS
 -------------------------------------------------------------------------------------------
 Europe                                        Vodafone AirTouch                   5.68%
 -----------------------------------------     ---------------------------------------------
  United Kingdom                17.6%          Samsung Electronics                 2.62
                                               ---------------------------------------------
  France                         5.1           Rohm                                2.16
                                               ---------------------------------------------
  Germany                        4.6           Ericsson                            2.10
                                               ---------------------------------------------
  Netherlands                    3.5           AstraZeneca                         2.04
                                               ---------------------------------------------
  Sweden                         3.4           Telefonos de Mexico                 1.94
                                               ---------------------------------------------
  Italy                          3.1           Murata Manufacturing                1.80
                                               ---------------------------------------------
  Finland                        2.2           Taiwan Semiconductor                1.70
                                               ---------------------------------------------
  Ireland                        1.5           Nokia                               1.70
                                               ---------------------------------------------
  Switzerland                    1.3           News Corp.                          1.50
                                               ---------------------------------------------
  Norway                          .8
  Spain                           .7
  Denmark                         .5
  Other Europe                   1.1
 Pacific Basin
 -----------------------------------------
 Asia
  Japan                         23.2
  South Korea                    4.5
  Australia                      4.1
  Taiwan                         4.0
  Hong Kong                       .7
  Philippines                     .3
  Other Asia                      .7
 The Americas
  Canada                         3.3
  Mexico                         3.1
  Other Americas                  .2
                              ------------
 Other
 -----------------------------------------
  Brazil                          .6
  South Africa                    .5
  India                           .5
  Other Countries                1.1




 Because the fund is actively managed, its holdings will change from time to time.

                                            EUROPACIFIC GROWTH FUND / PROSPECTUS

 MANAGEMENT AND ORGANIZATION

 INVESTMENT ADVISER

 Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year appears earlier under "Fees and Expenses of the Fund."

 MULTIPLE PORTFOLIO COUNSELOR SYSTEM

 Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for EuroPacific Growth Fund are:

EUROPACIFIC GROWTH FUND / PROSPECTUS

 PORTFOLIO COUNSELOR/ FUND         COUNSELOR          PRIMARY TITLE WITH INVESTMENT ADVISER
 TITLE (IF APPLICABLE)                SINCE           (OR AFFILIATE) AND INVESTMENT EXPERIENCE
 ---------------------------------------------------------------------------------------------------------
 THIERRY VANDEVENTER                  1984            Director, Capital Research and Management Company
 Vice Chairman                                        Investment professional with Capital Research and
                                                      Management Company or affiliate since 1963

 ---------------------------------------------------------------------------------------------------------
 MARK E. DENNING               1991 (3 years as a     Director, Capital Research and Management Company
 President, Principal        research professional    Investment professional with Capital Research and
 Executive Officer and           for the fund)        Management Company or affiliate since 1982
 Trustee
 ---------------------------------------------------------------------------------------------------------
 STEPHEN E. BEPLER                    1984            Senior Vice President, Capital Research Company
 Executive Vice President                             Investment professional since 1966 and with Capital
                                                      Research and Management Company or affiliate since
                                                      1972
 ---------------------------------------------------------------------------------------------------------
 ROBERT W. LOVELACE           1994 (13 years as a     President and Director, Capital Research Company
 Senior Vice President       research professional    Investment professional with Capital Research and
                                 for the fund)        Management Company or affiliate since 1985
 ---------------------------------------------------------------------------------------------------------
 JANET A. MCKINLEY             1990 (5 years as a     Director, Capital Research and Management Company
 Senior Vice President       research professional    Investment professional since 1976 and with Capital
                                 for the fund)        Research and Management Company or affiliate since
                                                      1982

 ---------------------------------------------------------------------------------------------------------
 ALWYN W. HEONG                1996 (5 years as a     Vice President, Capital Research Company
 Vice President              research professional    Investment professional since 1988 and with Capital
                                 for the fund)        Research and Management Company or affiliate since
                                                      1992
 ---------------------------------------------------------------------------------------------------------
 MARTIAL G. CHAILLET          1994 (12 years as a     Senior Vice President, Capital Research Company
                             research professional    Investment professional with Capital Research and
                                 for the fund)        Management Company or affiliate since 1972
 ---------------------------------------------------------------------------------------------------------

                                            EUROPACIFIC GROWTH FUND / PROSPECTUS

 SHAREHOLDER INFORMATION

 SHAREHOLDER SERVICES

 American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services may be terminated or modified at any time upon 60 days written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
                    Call toll-Free from anywhere in the U.S.
                               (8 a.m. to 8 p.m. ET):
                                   800/421-0180

                             [map of the United States]

Western            Western Central     Eastern Central        Eastern
Service Center     Service Center      Service Center         Service Center
American Funds     American Funds      American Funds         American Funds
Service Company    Service Company     Service Company        Service Company
P.O. Box 2205      P.O. Box 659522     P.O. Box 6007          P.O. Box 2280
Brea, California   San Antonio, Texas  Indianapolis, Indiana  Norfolk, Virginia
92822-2205         78265-9522          46206-6007             23501-2280
Fax: 714/671-7080  Fax: 210/474-4050   Fax: 317/735-6620      Fax: 757/670-4773



 A MORE DETAILED DESCRIPTION OF POLICIES AND SERVICES IS INCLUDED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION AND THE OWNER'S GUIDE SENT TO NEW AMERICAN FUNDS SHAREHOLDERS TITLED "WELCOME TO THE FAMILY." Both are available by writing or calling American Funds Service Company.

EUROPACIFIC GROWTH FUND / PROSPECTUS

 CHOOSING A SHARE CLASS

 The fund offers four different classes of shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. WHEN YOU PURCHASE SHARES OF THE FUND, YOU MUST CHOOSE A SHARE CLASS. IF NONE IS CHOSEN, YOUR INVESTMENT WILL BE MADE IN CLASS A SHARES.

 Shares of the fund may be purchased through various investment programs or accounts, including many types of retirement plans. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

 Factors you should consider in choosing a class of shares include:

 . How long you expect to own the shares

 . How much you intend to invest

 . Total expenses associated with owning shares of each class

 . Whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver)

 . Class B and C shares generally are not available to certain retirement plans, including employer-sponsored retirement plans such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase pension and profit sharing plans

 . Class F shares are generally only available to fee-based programs of investment firms and registered investment advisers that have special agreements with the fund's distributor

 EACH INVESTOR'S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISER TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.

                                            EUROPACIFIC GROWTH FUND / PROSPECTUS

 SUMMARY OF THE PRIMARY DIFFERENCES AMONG SHARE CLASSES

  CLASS A SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        up to 5.75% (reduced or eliminated for purchases
                              of $25,000 or more)
  Contingent deferred sales   none (except on certain redemptions on purchases
  charge                      of $1 million or more bought without an initial
                              sales charge)
  12b-1 fees                  up to 0.25% annually
  Dividends                   higher than other classes due to lower annual
                              expenses
  Purchase maximum            none
  Conversion                  none
  CLASS B SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   starts at 5.00% and declines each year until it
  charge                      reaches 0% after six years
  12b-1 fees                  1.00% annually
  Dividends                   lower than Class A and F shares due to higher
                              distribution fees and other expenses
  Purchase maximum            $100,000
  Conversion                  automatic conversion to Class A shares after
                              eight years, reducing future annual expenses
  CLASS C SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   1.00% if shares are sold within one year after
  charge                      being purchased
  12b-1 fees                  1.00% annually
  Dividends                   lower than Class A and F shares due to higher
                              distribution fees and other expenses
  Purchase maximum            $500,000
  Conversion                  automatic conversion to Class F shares after ten
                              years, reducing future annual expenses
  CLASS F SHARES
 ------------------------------------------------------------------------------
  Initial sales charge        none
  Contingent deferred sales   none
  charge
  12b-1 fees                  currently 0.25% annually (may not exceed 0.50%
                              annually)
  Dividends                   higher than Class B and C shares due to lower
                              distribution fees, but typically lower than Class
                              A shares due to higher other expenses
  Purchase maximum            none
  Conversion                  none
 ------------------------------------------------------------------------------

EUROPACIFIC GROWTH FUND / PROSPECTUS

 PURCHASE AND EXCHANGE OF SHARES

 PURCHASE OF CLASS A, B AND C SHARES

 Generally, you may open an account and purchase Class A, B and C shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund's shares. You may purchase additional shares in various ways, including through your investment dealer and by mail, telephone, the Internet and bank wire.

 PURCHASE OF CLASS F SHARES

 Generally, you may only open an account and purchase Class F shares through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor. These firms and advisers typically charge ongoing fees for services they provide.

 EXCHANGE

 Generally, you may exchange your shares into shares of the same class of other funds in The American Funds Group without a sales charge. For purposes of computing the contingent deferred sales charge on Class B and C shares, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

 Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

 THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S DISTRIBUTOR, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON, INCLUDING PURCHASES WHICH ARE PART OF EXCHANGE ACTIVITY THAT COULD INVOLVE ACTUAL OR POTENTIAL HARM TO THE FUND.


 PURCHASE MINIMUMS FOR ALL CLASSES OF SHARES
 To establish an account (including retirement plan accounts)   $    250
   For a retirement plan account through payroll deduction      $     25
 To add to an account                                           $     50
   For a retirement plan account through payroll deduction      $     25
 ------------------------------------------------------------------------
 PURCHASE MAXIMUM FOR CLASS B SHARES                            $100,000
 ------------------------------------------------------------------------
 PURCHASE MAXIMUM FOR CLASS C SHARES                            $500,000
 ------------------------------------------------------------------------

                                            EUROPACIFIC GROWTH FUND / PROSPECTUS

 SHARE PRICE

 The fund calculates its share price, also called net asset value, as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. The fund has adopted procedures to make "fair value" determinations when reliable market prices for particular securities are not available.

 Your shares will be purchased at the net asset value (plus any applicable sales charge in the case of Class A shares), or sold at the net asset value next determined after American Funds Service Company receives and accepts your request. A contingent deferred sales charge may apply at the time you sell certain Class A, B and C shares.

 SALES CHARGES

 CLASS A

 The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below.


                             SALES CHARGE AS A PERCENTAGE OF
                             ----------------------------------
                                                                    DEALER
                                                    NET           COMMISSION
                                OFFERING          AMOUNT           AS % OF
 INVESTMENT                       PRICE          INVESTED       OFFERING PRICE
 ------------------------------------------------------------------------------
 Less than $25,000                5.75%            6.10%            5.00%
 ------------------------------------------------------------------------------
 $25,000 but less than            5.00%            5.26%            4.25%
 $50,000
 ------------------------------------------------------------------------------
 $50,000 but less than            4.50%            4.71%            3.75%
 $100,000
 ------------------------------------------------------------------------------
 $100,000 but less than           3.50%            3.63%            2.75%
 $250,000
 ------------------------------------------------------------------------------
 $250,000 but less than           2.50%            2.56%            2.00%
 $500,000
 ------------------------------------------------------------------------------
 $500,000 but less than           2.00%            2.04%            1.60%
 $750,000
 ------------------------------------------------------------------------------
 $750,000 but less than $1        1.50%            1.52%            1.20%
 million
 ------------------------------------------------------------------------------
 $1 million or more and
 certain other investments        none             none             none
 described below
 ------------------------------------------------------------------------------


 CLASS A PURCHASES NOT SUBJECT TO SALES CHARGE

 INVESTMENTS OF $1 MILLION OR MORE MAY BE SUBJECT TO A 1% CONTINGENT DEFERRED SALES CHARGE IF SHARES ARE SOLD WITHIN ONE YEAR OF PURCHASE.
  Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through retirement plans, endowments or

EUROPACIFIC GROWTH FUND / PROSPECTUS
 foundations with $50 million or more in assets, and investments made through accounts that purchased fund shares before March 15, 2001 and are part of certain qualified fee-based programs. The distributor may pay dealers up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its Plan of Distribution (see below).

 CLASS B AND C

 Class B and C shares are sold without any initial sales charge. American Funds Distributors pays 4% of the amount invested to dealers who sell Class B shares and 1% to dealers who sell Class C shares.

 For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase. For Class B shares, a contingent deferred sales charge may be applied to shares you sell within six years of purchase, as shown in the table below.

 CLASS B SHARES SOLD WITHIN YEAR       1    2    3    4    5     6
 --------------------------------------------------------------------
 CONTINGENT DEFERRED SALES CHARGE      5%   4%   4%   3%   2%    1%


 Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See "Contingent Deferred Sales Charge Waivers for Class B and C Shares" below. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first and then shares that you have owned the longest.

 CONVERSION OF CLASS B AND C SHARES

 Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. The Internal Revenue Service currently takes the position that these automatic conversions are not taxable. Should their position change, shareholders would still have the option of converting but may face certain tax consequences.

                                            EUROPACIFIC GROWTH FUND / PROSPECTUS

 SALES CHARGE REDUCTIONS AND WAIVERS

 You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your Class A sales charge or waiver of your Class B or C contingent deferred sales charge.

 REDUCING YOUR CLASS A SALES CHARGE

 You and your "immediate family" (your spouse and your children under the age of 21) may combine investments to reduce your Class A sales charge.

 AGGREGATING ACCOUNTS

 To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or, for instance:

 . trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

 . solely controlled business accounts.

 . single-participant retirement plans.

 CONCURRENT PURCHASES

 You may combine simultaneous purchases of any class of shares of two or more American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to qualify for a reduced Class A sales charge. Direct purchases of money market funds are excluded.

 RIGHTS OF ACCUMULATION

 You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in any class of shares of the American Funds, as well as individual holdings in various American Legacy variable annuities or variable life insurance policies, to determine your Class A sales charge. Direct purchases of money market funds are excluded.

 STATEMENT OF INTENTION

 You can reduce the sales charge you pay on your Class A share purchases by establishing a Statement of Intention. A Statement of Intention allows you to combine all non-money market fund purchases of all share classes, as well as individual American Legacy variable annuity and life insurance policies you intend to make over a 13-month period, to determine the applicable sales charge. At your request, purchases made during the previous 90 days may be included; however, capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of your account may be held in escrow to cover additional Class A sales charges which may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction.

EUROPACIFIC GROWTH FUND / PROSPECTUS

 CONTINGENT DEFERRED SALES CHARGE WAIVERS FOR CLASS B AND C SHARES

 The contingent deferred sales charge on Class B and C shares may be waived in the following cases:

 . when receiving payments through systematic withdrawal plans (up to 12% of the value of each fund account);

 . when receiving required minimum distributions from retirement accounts upon reaching age 70 1/2; or

 . for redemptions due to death or post-purchase disability of the shareholder.

 PLANS OF DISTRIBUTION

 The fund has Plans of Distribution or "12b-1 Plans" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of trustees. The plans provide for annual expenses of up to 0.25% for Class A shares, 1.00% for Class B and C shares, and up to 0.50% for Class F shares. For all share classes, up to 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The remaining expense for each share class may be used for distribution expenses.

 The 12b-1 fees paid by the fund, as a percentage of average net assets, for the previous fiscal year are indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B and C shares may cost you more over time than paying the initial sales charge for Class A shares.

 OTHER COMPENSATION TO DEALERS

 American Funds Distributors may pay, or sponsor informational meetings for, dealers as described in the statement of additional information.

                                            EUROPACIFIC GROWTH FUND / PROSPECTUS

 HOW TO SELL SHARES

 Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

 THROUGH YOUR DEALER OR FINANCIAL ADVISER (CERTAIN CHARGES MAY APPLY)

 . Shares held for you in your dealer's name must be sold through the dealer.

 . Class F shares must be sold through your dealer or financial adviser.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY

 . Requests must be signed by the registered shareholder(s).

 . A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

 . American Funds Service Company reserves the right to require signature guarantee(s) on any redemptions.

 . Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

 TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/:

 . Redemptions by telephone, fax, or computer (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day.

 . Checks must be made payable to the registered shareholder.

 . Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE OR FUNDSLINE ONLINE

 Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

 Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

EUROPACIFIC GROWTH FUND / PROSPECTUS

 DISTRIBUTIONS AND TAXES

 DIVIDENDS AND DISTRIBUTIONS

 The fund intends to distribute dividends to you, usually in December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

 You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other American Fund, or you may elect to receive them in cash. Most shareholders do not elect to take capital gain distributions in cash because these distributions reduce principal value.

 TAXES ON DISTRIBUTIONS

 Distributions you receive from the fund may be subject to income tax and may also be subject to state or local taxes - unless you are exempt from taxation.

 For federal tax purposes, any taxable dividends and distributions of short-term capital gains are treated as ordinary income. The fund's distributions of net long-term capital gains are taxable to you as long-term capital gains. Any taxable distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest distributions or receive them in cash.

 TAXES ON TRANSACTIONS

 Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the price you receive when you sell them.

 Please see your tax adviser for further information.

                                            EUROPACIFIC GROWTH FUND / PROSPECTUS

FINANCIAL HIGHLIGHTS/1/

The financial highlights table is intended to help you understand the fund's results for the past five years and is currently only shown for Class A and B shares. A similar table will be shown for Class C and F shares beginning with the fund's 2001 fiscal year end. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                                        Net gains/(losses) on
               Net asset                     securities                    Dividends
                 value,        Net         (both realized      Total from  (from net   Distributions
Period ended  beginning of  investment           and           investment  investment  (from capital      Total
  March 31       period       income         unrealized)       operations   income)       gains)      distributions
---------------------------------------------------------------------------------------------------------------------
  CLASS A:
  9/30/00        $44.61       $.31/2/         $(6.85)/2/        $(6.54)       -             -              -
    2000          30.21        .34             15.74/2/          16.08       $(.29)       $(1.39)        $(1.68)
    1999          29.56        .42              1.85              2.27        (.36)        (1.26)         (1.62)
    1998          26.70        .45              4.79              5.24        (.45)        (1.93)         (2.38)
    1997          24.28        .46              3.28              3.74        (.44)         (.88)         (1.32)
    1996          20.89        .46              3.63              4.09        (.49)         (.21)          (.70)
  CLASS B:
  9/30/00         44.59        .12/2/          (6.79)/2/         (6.67)       -             -              -
  2000/5/         43.09        .03              1.47/2/           1.50        -             -              -

                                                           Ratio of     Ratio of
                Net asset                   Net assets,   expenses to   income to
Period ended  value, end of                 end of year   average net  average net     Portfolio
  March 31        year       Total return  (in millions)    assets       assets      turnover rate
---------------------------------------------------------------------------------------------------
  CLASS A:
  9/30/00        $38.07        (14.66)%       $34,349        .85%/3/     1.50%/3/       15.98%/4/
    2000          44.61         54.31          38,837        .84          .93           28.94
    1999          30.21          8.18          22,083        .84         1.45           31.73
    1998          29.56         20.97          21,316        .86         1.64           30.51
    1997          26.70         15.88          16,737        .90         1.77           25.82
    1996          24.28         19.84          12,335        .95         2.09           21.77
  CLASS B:
  9/30/00         37.92        (14.96)            231       1.58/3/       .58/3/        15.98/4/
  2000/5/         44.59          3.48              30       1.61/3/      1.36/3/        28.94


1 The periods 1996 through 2000 represent fiscal years ended March 31. The periods ended September 30, 2000 represent the six-month period ended September 30, 2000 (unaudited). Total returns for the six-month periods are based on activity during the period and thus are not representative of a full year.
  Total returns exclude all sales charges, including contingent deferred sales charges.

2 Based on average shares outstanding.

3 Annualized.

4 Represents portfolio turnover rate (equivalent for all share classes) for the six months ended September 30, 2000.

5 Class B shares were not offered before March 15, 2000. The period 2000 represents the 16-day period ended March 31, 2000.

EUROPACIFIC GROWTH FUND / PROSPECTUS

 ---------------------------------------------------------
 NOTES

                                            EUROPACIFIC GROWTH FUND / PROSPECTUS

 FOR SHAREHOLDER SERVICES                  American Funds Service Company
                                                             800/421-0180
 FOR RETIREMENT PLAN SERVICES    Call your employer or plan administrator
 FOR DEALER SERVICES                          American Funds Distributors
                                                     800/421-9900 Ext. 11
 FOR 24-HOUR INFORMATION                            American FundsLine(R)
                                                             800/325-3590
                                             American FundsLine OnLine(R)
                                             http://www.americanfunds.com


            Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                            *     *     *     *     *

 MULTIPLE TRANSLATIONS This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CODES OF ETHICS The SAI contains more detailed information on all aspects of the fund, including the fund's financial statements and is incorporated by reference into this prospectus. The Codes of Ethics describe the personal investing policies adopted by the fund and the fund's investment adviser and its affiliated companies.

 The Codes of Ethics and current SAI have been filed with the Securities and Exchange Commission ("SEC"). These and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (202/942-8090) or on the EDGAR database on the SEC's Internet Web site at http://www.sec.gov, or, after payment of a duplicating fee, via e-mail request to publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

 HOUSEHOLD MAILINGS Each year you are automatically sent an updated prospectus, annual and semi-annual report for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders that are part of the same family and share the same residential address.

 If you would like to receive individual copies of these documents, or a free copy of the SAI or Codes of Ethics, please call American Funds Service Company at 800/421-0180 or write to the Secretary of the fund at 333 South Hope
 Street, Los Angeles, California 90071.
 Investment Company File No. 811-3734
                                                       Printed on recycled paper
                                                                EUPAC-010-0301/B

                            EUROPACIFIC GROWTH FUND

                                     Part B
                      Statement of Additional Information

                                 March 15, 2001


This document is not a prospectus but should be read in conjunction with the current prospectus of EuroPacific Growth Fund (the "fund" or "EUPAC") dated March 15, 2001. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                            EuroPacific Growth Fund
                              Attention: Secretary
                              333 South Hope Street
                          Los Angeles, California 90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.


                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        6
Fund Organization and Voting Rights . . . . . . . . . . . . . . . .        8
Fund Trustees and Other Officers. . . . . . . . . . . . . . . . . .        9
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       14
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       18
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       23
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       25
Sales Charge Reductions and Waivers . . . . . . . . . . . . . . . .       28
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       31
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       32
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       33
Shareholder Account Services and Privileges . . . . . . . . . . . .       34
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       37
General Information . . . . . . . . . . . . . . . . . . . . . . . .       37
Class A Share Investment Results and Related Statistics . . . . . .       39
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       41
Financial Statements




                        EuroPacific Growth Fund - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


INVESTMENT OBJECTIVE

 .    Generally, the fund will invest at least 65% of its assets in securities of issuers domiciled in Europe and the Pacific Basin.

DEBT SECURITIES

 .    The fund may invest up to 5% of its assets in straight debt securities rated Baa or BBB or below by Moody's Investor Services, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality by Capital Research and Management Company (the "Investment Adviser").

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall markets for these securities.


INVESTING IN VARIOUS COUNTRIES - Investing outside the U.S. involves special risks, caused by, among other things: currency controls and fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may only invest in securities of issuers in developing countries to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain


                        EuroPacific Growth Fund - Page 2
expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


CURRENCY TRANSACTIONS - The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect the character and timing of income, gain or loss recognized by the fund for U.S. federal income tax purposes.


INVESTING IN SMALLER CAPITALIZATION STOCKS - The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $1.5 billion at the time of purchase). The Investment Adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.


DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, their prices decline when interest rates rise and vice versa.


Lower rated bonds, rated Ba or below by S&P and BB or below by Moody's or unrated but considered to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower rated bonds.


Certain risk factors relating to lower rated bonds are discussed below.


                        EuroPacific Growth Fund - Page 3

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - Lower rated bonds, like other bonds, may be sensitive to adverse economic changes and political and corporate developments and may be sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of lower rated bonds.

     PAYMENT EXPECTATIONS - Lower rated bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated bonds.

The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stock automatically convert into common stock. The prices and yields of non-convertible preferred stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


WARRANTS AND RIGHTS - The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.


U.S. GOVERNMENT SECURITIES - Securities guaranteed by the U.S. Government include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities,


                        EuroPacific Growth Fund - Page 4
the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Tennessee Valley Authority, and Federal Farm Credit Bank System.


CASH AND CASH EQUIVALENTS - These securities include: (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset-backed commercial paper)), (ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into


                        EuroPacific Growth Fund - Page 5
repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures which may be adopted by the fund's board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


1. Invest in securities of another issuer (other than the U.S. government or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the total assets would be invested in the securities of such other issuer (except with respect to 25% of the value of the total assets, the fund may exceed the 5% limitation with regards to investments in the securities of any one foreign government);

2.   Invest in companies for the purpose of exercising control or management;

3. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry;

4. Invest more than 5% of its total assets in the securities of other investment companies; such investments shall be limited to 3% of the voting stock of any investment company provided, however, that investment in the open market of a closed-end investment company where no more than customary brokers' commissions are involved and investment in connection with a merger, consolidation, acquisition or reorganization shall not be prohibited by this restriction;

5. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts and funds, which invest in real estate or interests therein;


                        EuroPacific Growth Fund - Page 6

6. Buy or sell commodities or commodity contracts in the ordinary course of its business, provided, however, that entering into foreign currency contracts shall not be prohibited by this restriction;

7. Invest more than 10% of the value of its total assets in securities which are not readily marketable or more than 5% of the value of its total assets in securities which are subject to legal or contractual restrictions on resale (except repurchase agreements) or engage in the business of underwriting of securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933. The fund may buy and sell securities outside the U.S. which are not registered with the Securities and Exchange Commission or marketable in the U.S. without regard to this restriction. The fund may not enter into any repurchase agreement if, as a result, more than 10% of total assets would be subject to repurchase agreements maturing in more than seven days. (See "Repurchase Agreements" above);

8. Lend any of its assets; provided, however that entering into repurchase agreements, investment in government obligations, publicly traded bonds, debentures, other debt securities or in cash equivalents such as short term commercial paper, certificates of deposit, or bankers acceptances, shall not be prohibited by this restriction;

9. Sell securities short except to the extent that the fund contemporaneously owns or has the right to acquire, at no additional cost, securities identical to those sold short;

10.  Purchase securities on margin;

11. Borrow amounts in excess of 5% of the value of its total assets or issue senior securities. In any event, the fund may borrow only as a temporary measure for extraordinary or emergency purposes and not for investment in securities;

12.  Mortgage, pledge or hypothecate its total assets to any extent;

13. Purchase or retain the securities of any issuer, if those individual officers and trustees of the fund, its investment adviser or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

14. Invest more than 5% of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

15.  Invest in puts, calls, straddles or spreads, or combinations thereof; or

16. Purchase partnership interests in oil, gas, or mineral exploration, drilling or mining ventures.

With respect to fundamental investment restriction #7, the fund will not invest more than 10% of the value of its net assets in securities which are not readily marketable or more than 5% of the value of its net assets in securities which are subject to legal or contractual restrictions on resale (except repurchase agreements).


                        EuroPacific Growth Fund - Page 7

In addition, it is a non-fundamental policy of the fund that, as to 75% of the fund's total assets, investments in any one issuer will be limited to no more than 10% of the voting securities of such issuer.


                      FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust on May 17, 1983.


All fund operations are supervised by the fund's Board of Trustees which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Trustees and Trustee Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has four classes of shares - Class A, B, C and F. The shares of each class represent an interest in the same investment portfolio. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Trustees and set forth in the fund's rule 18f-3 Plan. Class A, B, C and F shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


                        EuroPacific Growth Fund - Page 8

                           FUND TRUSTEES AND OFFICERS

                       Trustees and Trustee Compensation


                                                                                               AGGREGATE
                                                                                              COMPENSATION
                                                                                         (INCLUDING VOLUNTARILY
                                                                                                DEFERRED
                                                                                            COMPENSATION/1/)
                                                                                             FROM THE FUND
                                 POSITION                                                  DURING FISCAL YEAR
                                   WITH             PRINCIPAL OCCUPATION(S) DURING               ENDED
   NAME, ADDRESS AND AGE        REGISTRANT                   PAST 5 YEARS                  SEPTEMBER 30, 2000
-----------------------------------------------------------------------------------------------------------------
 Elisabeth Allison             Trustee          Administrative Director, ANZI, Ltd.             $ 27,500
 ANZI, Ltd.                                     (financial publishing and consulting);
 1770 Massachusetts Ave.                        Publishing Consultant, Harvard Medical
 Cambridge, MA 02140                            School; former Senior Vice President,
 Age: 54                                        Planning and Development, McGraw Hill,
                                                Inc.
-----------------------------------------------------------------------------------------------------------------
 + Mark E. Denning             President,       Director, Capital Research and                   None/4/
 25 Bedford Street             Principal        Management Company
 London, England               Executive
 Age: 43                       Officer and
                               Trustee
-----------------------------------------------------------------------------------------------------------------
 + Gina H. Despres             Chairman         Senior Vice President, Capital                   None/4/
 3000 K Street, N.W.           of the           Research and Management Company
 Washington, DC 20007          Board
 Age: 59
-----------------------------------------------------------------------------------------------------------------
 Robert A. Fox                 Trustee          Managing General Partner, Fox                   $24,900/3/
 P.O. Box 457                                   Investments LP; Professor and
 Livingston, CA 95334                           Executive in Residence, University of
 Age: 63                                        California, Davis; former President
                                                and Chief Executive Officer, Foster
                                                Farms
-----------------------------------------------------------------------------------------------------------------
 Alan Greenway                 Trustee          President, Greenway Associates, Inc.            $ 27,600
 7413 Fairway Road                              (management consulting services)
 La Jolla, CA 92037
 Age: 73
-----------------------------------------------------------------------------------------------------------------
 Koichi Itoh                   Trustee          Group Vice President - Asia/Pacific,            $27,500/3/
 Autosplice Inc.                                Autosplice Inc., former President and
 3-7-39 Minami-cho                              Chief Executive Officer, IMPAC
 Higashi-Kurume City                            (management consulting services);
 Tokyo, Japan 203-0031                          former Managing Partner, VENCA
 Age: 60                                        Management (venture capital)
-----------------------------------------------------------------------------------------------------------------
 William H. Kling              Trustee          President, Minnesota Public Radio;              $25,600/3/
 45 East Seventh Street                         President, Greenspring Co.; former
 St. Paul, MN 55101                             President, American Public Radio (now
 Age: 58                                        Public Radio International)
-----------------------------------------------------------------------------------------------------------------
 John G. McDonald              Trustee          The IBJ Professor of Finance, Graduate          $24,900/3/
 Graduate School of                             School of Business, Stanford
 Business                                       University
 Stanford University
 Stanford, CA 94305
 Age: 63
-----------------------------------------------------------------------------------------------------------------
 ++ William I. Miller          Trustee          Chairman of the Board, Irwin Financial          $27,000/3/
 500 Washington Street                          Corporation
 Box 929
 Columbus, IN 47202
 Age: 44
-----------------------------------------------------------------------------------------------------------------
 Kirk P. Pendleton             Trustee          Chairman/Chief Executive Officer,               $27,500/3/
 Cairnwood, Inc.                                Cairnwood, Inc. (venture capital
 1800 Byberry Road                              investment)
 Huntingdon, PA 19006
 Age: 61
-----------------------------------------------------------------------------------------------------------------
 Donald E. Petersen            Trustee          Former Chairman of the Board and Chief          $25,100/3/
 222 East Brown, Suite 460                      Executive Officer, Ford Motor Company
 Birmingham, MI 48009
 Age: 74
-----------------------------------------------------------------------------------------------------------------
 + Thierry Vandeventer         Vice Chairman    Director, Capital Research and                   None/4/
 3 Place des Bergues           of the Board     Management Company
 1201 Geneva, Switzerland
 Age: 65
-----------------------------------------------------------------------------------------------------------------
                                   TOTAL COMPENSATION
                                 (INCLUDING VOLUNTARILY
                                        DEFERRED
                                  COMPENSATION/1/) FROM       TOTAL NUMBER
                                   ALL FUNDS MANAGED BY         OF FUND
                                  CAPITAL RESEARCH AND           BOARDS
                                   MANAGEMENT COMPANY           ON WHICH
                              OR ITS AFFILIATES/2/ FOR THE      TRUSTEE
   NAME, ADDRESS AND AGE      YEAR ENDED SEPTEMBER 30, 2000    SERVES/2/
---------------------------------------------------------------------------
 Elisabeth Allison                      $  72,500                  3
 ANZI, Ltd.
 1770 Massachusetts Ave.
 Cambridge, MA 02140
 Age: 54
---------------------------------------------------------------------------
 + Mark E. Denning                        None/4/                  1
 25 Bedford Street
 London, England
 Age: 43
---------------------------------------------------------------------------
 + Gina H. Despres                        None/4/                  4
 3000 K Street, N.W.
 Washington, DC 20007
 Age: 59
---------------------------------------------------------------------------
 Robert A. Fox                          $151,000/3/                7
 P.O. Box 457
 Livingston, CA 95334
 Age: 63
---------------------------------------------------------------------------
 Alan Greenway                          $ 114,000                  3
 7413 Fairway Road
 La Jolla, CA 92037
 Age: 73
---------------------------------------------------------------------------
 Koichi Itoh                            $73,000/3/                 3
 Autosplice Inc.
 3-7-39 Minami-cho
 Higashi-Kurume City
 Tokyo, Japan 203-0031
 Age: 60
---------------------------------------------------------------------------
 William H. Kling                       $112,500/3/                6
 45 East Seventh Street
 St. Paul, MN 55101
 Age: 58
---------------------------------------------------------------------------
 John G. McDonald                       $239,500/3/                8
 Graduate School of
 Business
 Stanford University
 Stanford, CA 94305
 Age: 63
---------------------------------------------------------------------------
 ++ William I. Miller                   $72,000/3/                 3
 500 Washington Street
 Box 929
 Columbus, IN 47202
 Age: 44
---------------------------------------------------------------------------
 Kirk P. Pendleton                      $147,000/3/                6
 Cairnwood, Inc.
 1800 Byberry Road
 Huntingdon, PA 19006
 Age: 61
---------------------------------------------------------------------------
 Donald E. Petersen                     $110,000/3/                5
 222 East Brown, Suite 460
 Birmingham, MI 48009
 Age: 74
---------------------------------------------------------------------------
 + Thierry Vandeventer                    None/4/                  1
 3 Place des Bergues
 1201 Geneva, Switzerland
 Age: 65
---------------------------------------------------------------------------




                        EuroPacific Growth Fund - Page 9

 [This page is deliberately left blank for this filing.]

                       EuroPacific Growth Fund - Page 10

 [This page is deliberately left blank for this filing.]

                       EuroPacific Growth Fund - Page 11

+ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or the parent company of the Investment Adviser, The Capital Group Companies, Inc.

++ May be deemed an "interested person" of the fund due to membership on the board of directors of the parent company of a registered broker-dealer.
1 Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustees.

2 Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as
  amended ("501(c)(3) organization");      (ii) any trust, the present or future
  beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2000 fiscal year for participating Trustees is as follows: Robert A. Fox ($328,110), Koichi Itoh ($135,919), William H. Kling ($162,752), John G.
  McDonald ($152,979), William I. Miller ($134,963), Kirk P. Pendleton ($129,422) and Donald E. Petersen ($34,108). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Trustees.

4 Mark E. Denning, Gina H. Despres and Thierry Vandeventer are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.


                       EuroPacific Growth Fund - Page 12

                                 OTHER OFFICERS


                                 POSITION(S)    PRINCIPAL OCCUPATION(S) DURING
    NAME AND ADDRESS      AGE  WITH REGISTRANT           PAST 5 YEARS
-------------------------------------------------------------------------------
Stephen E. Bepler         58   Executive Vice   Senior Vice President, Capital
630 Fifth Avenue               President        Research Company*
New York, NY 10111
-------------------------------------------------------------------------------
Robert W. Lovelace        38   Senior Vice      President and Director, Capital
11100 Santa Monica Blvd.       President        Research Company*
Los Angeles, CA 90025
-------------------------------------------------------------------------------
Janet A. McKinley         46   Senior Vice      Director, Capital Research and
630 Fifth Avenue               President        Management Company
New York, NY 10111
-------------------------------------------------------------------------------
Alwyn Heong               41   Vice President   Vice President, Capital
630 Fifth Avenue                                Research Company*
New York, NY 10111
-------------------------------------------------------------------------------
Hiromi Ishikawa           39   Vice President   Vice President, Capital
Yamato Seimei Building                          Research
1-1-7 Uchisaiwaicho,                            Company*
Chiyodaku
Tokyo 100, Japan
-------------------------------------------------------------------------------
Vincent P. Corti          44   Secretary        Vice President - Fund Business
333 South Hope Street                           Management Group, Capital
Los Angeles, CA 90071                           Research
                                                and Management Company
-------------------------------------------------------------------------------
R. Marcia Gould           46   Treasurer        Vice President - Fund Business
135 South State College                         Management Group, Capital
Blvd.                                           Research
Brea, CA 92821                                  and Management Company
-------------------------------------------------------------------------------
Dayna G. Yamabe           34   Assistant        Vice President - Fund
135 South State College        Treasurer        Business Management Group,
Blvd.                                           Capital
Brea, CA 92821                                  Research and Management Company
-------------------------------------------------------------------------------


* Company affiliated with Capital Research and Management Company.

All of the officers listed, except Hiromi Ishikawa, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.


No compensation is paid by the fund to any officer or Trustee who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays annual fees of $21,000 to Trustees who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Trustees meeting attended, plus $500 for each meeting attended as a member of a committee of the Board of Trustees. No pension or retirement benefits are accrued as part of fund expenses. The Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Trustees who are not affiliated with the Investment Adviser. As of February 15, 2001 the officers and Trustees of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


                       EuroPacific Growth Fund - Page 13

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $300 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until December 31, 2001, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative services; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


                       EuroPacific Growth Fund - Page 14

As compensation for its services, the Investment Adviser receives a monthly fee which is accrued daily, calculated at the annual rate of 0.69% on the first $500 million of the fund's average net assets, 0.59% of such assets in excess of $500 million but not exceeding $1.0 billion, 0.53% of such assets in excess of $1.0 billion but not exceeding $1.5 billion, 0.50% of such assets in excess of $1.5 billion but not exceeding $2.5 billion, 0.48% of such assets in excess of $2.5 billion but not exceeding $4.0 billion, 0.47% of such assets in excess of $4.0 billion but not exceeding $6.5 billion, 0.46% of such assets in excess of $6.5 billion but not exceeding $10.5 billion, 0.45% of such assets in excess of $10.5 billion but not exceeding $17 billion, 0.44% of such assets in excess of $17 billion but not exceeding $21 billion, 0.43% of such net assets in excess of $21 billion but not exceeding $27 billion, 0.425% of such net assets in excess of $27 billion but not exceeding $34 billion, 0.42% of such net assets in excess of $34 billion but not exceeding $44 billion, and 0.415% of such net assets in excess of $44 billion.


The Investment Adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees. For the fiscal years ended 2000, 1999, and 1998, the Investment Adviser received advisory fees of $131,596,000, $96,690,000, and $90,507,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser, relating to the fund's Class C and F shares, will continue in effect until December 31, 2002, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Trustees who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Trustees who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund.
 The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C and F shares. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties.


                       EuroPacific Growth Fund - Page 15

As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's Class C and F shares.
 Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The fund's Class C and F shares pay only those transfer agent fees that are attributed to accounts and activities generated by their respective share class. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's Class C and F shares.
 Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average net assets of the fund's Class C and F shares.


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.


The fund has adopted Plans of Distribution (the "Plans"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). In addition, the Principal Underwriter receives revenues from sales of the fund's shares. For Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B shares, the Principal Underwriter sells the rights to Class B 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B shares. For Class C shares, the Principal Underwriter receives any contingent deferred sales charges that apply to Class C shares during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C shares. For Class F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers of Class F shares.


Commissions retained by the Principal Underwriter on sales of Class A shares during the 2000 fiscal year amounted to $11,090,000 after an allowance of $52,981,000 to dealers. During the fiscal years ended 1999 and 1998, the Principal Underwriter retained $6,399,000 and $10,044,000, respectively, on sales of Class A shares after an allowance of $31,625,000 and $50,962,000 to dealers, respectively.


As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Trustees and separately by a majority of the trustees who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of trustees who are not "interested persons" of the fund are committed to the discretion of the trustees who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent


                       EuroPacific Growth Fund - Page 16
for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Trustees.


Under the Plans, the fund may annually expend (i) for Class A shares, up to 0.25% of its net assets attributable to Class A shares, (ii) for Class B shares, 1.00% of its net assets attributable to Class B shares, (iii) for Class C shares, 1.00% of its net assets attributable to Class C shares, and (iv) for Class F shares, up to 0.50% of its net assets attributable to Class F shares, to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Trustees has approved the category of expenses for which payment is being made.


For Class A shares, (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares in excess of the Class A Plan limitation not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit.
 After five quarters these commissions are not recoverable.


For Class B shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and
(ii) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F shares, 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers. Currently, no compensation is paid under the fund's Class F Plan for distribution-related expenses.


During the 2000 fiscal year, the fund paid or accrued $71,410,000 for compensation to dealers or the Principal Underwriter under the Plan for Class A shares and $8,000 under the Plan for Class B shares. As of March 31, 2000, accrued and unpaid expenses under the Plans for Class A shares and Class B shares were $7,502,000 and $8,000, respectively.


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.


                       EuroPacific Growth Fund - Page 17

                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is the interest of shareholders to distribute a lesser amount.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash. Shareholders electing to


                       EuroPacific Growth Fund - Page 18
receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain


                       EuroPacific Growth Fund - Page 19
     the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by a fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a fund elects to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis for each day the bond is held by a fund on a straight-line basis over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as short-term capital gain.


     Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and their related tax credit.


SHAREHOLDER TAXATION - In January of each year individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund. Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would


                       EuroPacific Growth Fund - Page 20
nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


The fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries (which taxes relate primarily to investment income). The fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations.
 The foreign tax credit available to shareholders is subject to certain limitation imposed by the Code.


Redemptions of shares, including exchanges for shares of another American Fund, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a


                       EuroPacific Growth Fund - Page 21
shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                       EuroPacific Growth Fund - Page 22

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Purchase           $50 minimum (except where a
                        Minimums" for initial   lower minimum is noted under
                        investment minimums.    "Purchase Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made and
                        who has a sales
                        agreement with
                        American Funds
                        Distributors.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open account, then      application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By computer             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open account, then      established the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company a/c#
                        4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------


The funds and the Principal Underwriter reserve the right to reject any purchase order. Generally, Class F shares may only be purchased through fee-based programs of investment firms and registered investment advisers who have special agreements with the fund's distributor. Class B and C shares are generally not available to certain employer-sponsored retirement plans, such as 401(k) plans, employer-sponsored 403(b) plans, and money purchase


                       EuroPacific Growth Fund - Page 23
pension and profit sharing plans. In addition, the state tax-exempt funds are only offered in certain states and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASE MINIMUMS - The minimum initial investment for all funds in The American Funds Group, except the money market funds and the state tax-exempt funds, is $250. The minimum initial investment for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America, and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, and The Tax-Exempt Fund of Virginia) is $1,000. Purchase minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. The minimum is $50 for additional investments (except for retirement plan payroll deductions as noted above).


PURCHASE MAXIMUM FOR CLASS B SHARES - The maximum purchase order for Class B shares for all American Funds is $100,000. For investments above $100,000, Class A shares are generally a less expensive option over time due to sales charge reductions or waivers.


PURCHASE MAXIMUM FOR CLASS C SHARES - The maximum purchase order for Class C shares for all American Funds is $500,000.


FUND NUMBERS - Here are the fund numbers for use with our automated phone line, American FundsLine/(R)/ (see description below):

                                                  FUND      FUND      FUND       FUND
                                                 NUMBER    NUMBER    NUMBER     NUMBER
FUND                                            CLASS A   CLASS B   CLASS C    CLASS F
----------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . .      02       202       302        402
American Balanced Fund/(R)/ . . . . . . . . .      11       211       311        411
American Mutual Fund/(R)/ . . . . . . . . . .      03       203       303        403
Capital Income Builder/(R)/ . . . . . . . . .      12       212       312        412
Capital World Growth and Income Fund/SM/  . .      33       233       333        433
EuroPacific Growth Fund/(R)/  . . . . . . . .      16       216       316        416
Fundamental Investors/SM/ . . . . . . . . . .      10       210       310        410
The Growth Fund of America/(R)/ . . . . . . .      05       205       305        405
The Income Fund of America/(R)/ . . . . . . .      06       206       306        406
The Investment Company of America/(R)/  . . .      04       204       304        404
The New Economy Fund/(R)/ . . . . . . . . . .      14       214       314        414
New Perspective Fund/(R)/ . . . . . . . . . .      07       207       307        407
New World Fund/SM/  . . . . . . . . . . . . .      36       236       336        436
SMALLCAP World Fund/(R)/  . . . . . . . . . .      35       235       335        435
Washington Mutual Investors Fund/SM/  . . . .      01       201       301        401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/      40       240       340        440
American High-Income Trust/SM/  . . . . . . .      21       221       321        421
The Bond Fund of America/SM/  . . . . . . . .      08       208       308        408
Capital World Bond Fund/(R)/  . . . . . . . .      31       231       331        431
Intermediate Bond Fund of America/SM/ . . . .      23       223       323        423
Limited Term Tax-Exempt Bond Fund of
America/SM/ . . . . . . . . . . . . . . . . .      43       243       343        443
The Tax-Exempt Bond Fund of America/(R)/  . .      19       219       319        419
The Tax-Exempt Fund of California/(R)/* . . .      20       220       320        420
The Tax-Exempt Fund of Maryland/(R)/* . . . .      24       224       324        424
The Tax-Exempt Fund of Virginia/(R)/* . . . .      25       225       325        425
U.S. Government Securities Fund/SM/ . . . . .      22       222       322        422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . .      09       209       309        409
The Tax-Exempt Money Fund of America/SM/  . .      39       N/A       N/A        N/A
The U.S. Treasury Money Fund of America/SM/ .      49       N/A       N/A        N/A
___________
*Available only in certain states.



                       EuroPacific Growth Fund - Page 24

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" for a listing of the funds.)

                                                                                       DEALER
                                                               SALES CHARGE AS       CONCESSION
                                                              PERCENTAGE OF THE:    AS PERCENTAGE
                                                              ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                                        NET AMOUNT  OFFERING     OFFERING
                                                             -INVESTED-   PRICE         PRICE
------------------------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .                            6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .                            5.26       5.00          4.25
$50,000 but less than $100,000. .                              4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .                             3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .                              3.63       3.50          2.75
$250,000 but less than $500,000 .                              2.56       2.50          2.00
$500,000 but less than $750,000 .                              2.04       2.00          1.60
$750,000 but less than $1 million                              1.52       1.50          1.20
$1 million or more . . . . . . . . . .        none     none    (see below)
-----------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE


                       EuroPacific Growth Fund - Page 25

IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC. 403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4)  insurance company separate accounts;

(5)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(6) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation; and

(7)	wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.


Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.


                       EuroPacific Growth Fund - Page 26

CONTINGENT DEFERRED SALES CHARGE ON CLASS A AND C SHARES - Except as described above, a CDSC of 1% applies to redemptions of Class A shares of the American Funds, other than the money market funds, made within 12 months following the purchase of Class A shares of $1 million or more made without an initial sales charge. A CDSC of 1% also applies to redemptions of Class C shares of the American Funds made within 12 months following the purchase of the Class C shares. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A and C Shares" below.


CLASS B SALES CHARGES - Class B shares are sold without any initial sales charge. However, a CDSC may be applied to shares you sell within six years of purchase, as shown in the table below:



  CONTINGENT DEFERRED SALES CHARGE
     ON SHARES SOLD WITHIN YEAR             AS A % OF SHARES BEING SOLD
 ------------------------------------------------------------------------------
                 1                                    5.00%
                 2                                    4.00%
                 3                                    4.00%
                 4                                    3.00%
                 5                                    2.00%
                 6                                    1.00%



There is no CDSC on appreciation in share value above the initial purchase price or on shares acquired through reinvestment of dividends or capital gain distributions. In addition, the CDSC may be waived in certain circumstances.
 See "CDSC Waivers for Class B shares" below. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. In processing redemptions of Class B shares, shares that are not subject to any CDSC will be redeemed first followed by shares that you have owned the longest during the six-year period.


CLASS F SALES CHARGE - Class F shares are sold with no initial or contingent deferred sales charge.


DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more.
 Commissions on investments in Class A shares are paid at the following rates:
1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class B shares, compensation equal to 4.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class B shares.


                       EuroPacific Growth Fund - Page 27

For Class C shares, compensation equal to 1.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class C shares.


CONVERSION OF CLASS B AND C SHARES - Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date.
 Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. The conversion of shares is subject to the Internal Revenue Service's continued position that the conversions are not subject to federal income tax. In the event the Internal Revenue Service no longer takes this position, the automatic conversion feature may be suspended, in which event no further conversions of Class B or C shares would occur while such suspension remained in effect. In that event, at your option, Class B shares could be exchanged for Class A shares and Class C shares for Class F shares on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or fee; however, such an exchange could constitute a taxable event for you. Absent such an exchange, Class B and C shares would continue to be subject to higher expenses for longer than eight years and ten years, respectively.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time.
     The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your


                       EuroPacific Growth Fund - Page 28
     request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below), including Class A shares held in a fee-based arrangement, other classes of shares of the American Funds, and any individual investments in American Legacy variable annuities and variable life insurance policies (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period, and any individual investments in American Legacy variable annuities and variable life insurance policies are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those made by you and your immediate family (your spouse and your children under the age of 21), if all parties are purchasing shares for their own accounts and/or:

     . individual-type employee benefit plan(s), such as an IRA, 403(b) plan (see exception below), or single-participant Keogh-type plan;

     . business accounts solely controlled by you or your immediate family (for example, you own the entire business);

     . trust accounts established by you or your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust; or

     . endowments or foundations established and controlled by you or your immediate family.


                       EuroPacific Growth Fund - Page 29

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     . for a single trust estate or fiduciary account, excluding individual-type employee benefit plans described above;

     . made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     . for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     . for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization; or

     . for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group, as well as individual holdings in American Legacy variable annuities and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

CDSC WAIVERS FOR CLASS A AND C SHARES - Any CDSC on Class A and C shares may be waived in the following cases:


(1) Exchanges (except if shares acquired by exchange are then redeemed within 12 months of the initial purchase).


                       EuroPacific Growth Fund - Page 30

(2) Distributions from 403(b) plans or IRAs due to death, post-purchase disability or attainment of age 59-1/2.

(3)  Tax-free returns of excess contributions to IRAs.

(4) Redemptions through systematic withdrawal plans (see "Automatic Withdrawals" below), not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC.

CDSC WAIVERS FOR CLASS B SHARES - Any CDSC on Class B shares may be waived in the following cases:


(1) Redemptions through systematic withdrawal plans ("SWPs") (see "Automatic Withdrawals" below) not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.

The 12% fee from CDSC limit is calculated on a pro rata basis at the time the first payment is made and is recalculated thereafter on a pro rata basis at the time of each SWP payment. Shareholders who establish a SWP should be aware that the amount of that payment not subject to a CDSC may vary over time depending on fluctuations in net asset value of their account. This privilege may be revised or terminated at any time.


(2) Required minimum distributions taken from retirement accounts upon the attainment of age 70-1/2.

(3) Distributions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, the surviving joint tenant(s), at the time they notify the Transfer Agent of the decedent's death and remove his/her name from the account, may redeem shares from the account without incurring a CDSC. Redemptions subsequent to the notification to the Transfer Agent of the death of one of the joint owners will be subject to a CDSC.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds (except as described below) through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information. An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in Class A shares at net asset value and will not be subject to a contingent deferred sales charge. Dealers who initiate and are responsible for such investments will be compensated pursuant to the schedule applicable to Class A share investments of $1 million or more (see "Dealers Commissions and Compensation" above).



                       EuroPacific Growth Fund - Page 31

                                PRICE OF SHARES

Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter, the Transfer Agent or either of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter.


Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and


                       EuroPacific Growth Fund - Page 32

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Trustees.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent. Sales of certain Class A, B and C shares may be subject to a CDSC. Generally, Class F shares may only be sold through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor.


You may sell (redeem) other classes of shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     - Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     -     Requests must be signed by the registered shareholder(s).

     -     A signature guarantee is required if the redemption is:

          -  Over $50,000;

          - Made payable to someone other than the registered shareholder(s); or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

          Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


     - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     - You must include any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/

     - Redemptions by telephone or fax (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $50,000 per shareholder each day.


                       EuroPacific Growth Fund - Page 33

     -     Checks must be made payable to the registered shareholder(s).

     - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     - You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     - You may establish check writing privileges (use the money market funds application).

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.

          - Check writing is not available for Class B, C or F shares of The Cash Management Trust.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution of Class A, B, C or F shares without a sales charge in the Class A shares of any fund in The American Funds Group within 90 days after the date of the redemption or distribution (any CDSC on Class A or C shares will be credited to your account). In addition, proceeds from a redemption or a dividend or capital gain distribution of Class C shares may be reinvested in Class C shares. Redemption proceeds of shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available if your account is held with an investment dealer.


                       EuroPacific Growth Fund - Page 34

AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments in The American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. For example, if the date you specified falls on a weekend or holiday, your money will be invested on the next business day. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends and capital gains ("distributions") of the same share class into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may only exchange shares into other funds in The American Funds Group within the same class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of any other American Fund for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.


                       EuroPacific Growth Fund - Page 35

Exchanges of Class F shares generally may only be done through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor. You may exchange shares of other classes by writing to the Transfer Agent (see "Selling Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "American Funds Service Company Service Areas" -- "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares"--"Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - You may automatically exchange shares of the same class in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Purchase Minimums" and "Purchase of Shares - Fund Numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or computer (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their


                       EuroPacific Growth Fund - Page 36
respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The fund's Declaration of Trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Trustees of the fund may from time to time adopt.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


Brokerage commissions paid on portfolio transactions for the fiscal years ended 2000, 1999 and 1998, amounted to $31,649,000, $24,925,000 and $22,795,000, respectively.


                       EuroPacific Growth Fund - Page 37

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY
 10081, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $20,324,000 for Class A shares and $1,000 for Class B shares for the 2000 fiscal year.


INDEPENDENT ACCOUNTANTS - PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent accountants providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent accountants is reviewed and determined annually by the Board of Trustees.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on September 30. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


                       EuroPacific Growth Fund - Page 38

             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
   MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- SEPTEMBER 30, 2000

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $44.61
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $47.33





            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 1.21% based on a 30-day (or one month) period ended September 30, 2000, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


     YIELD = 2[( a-b/cd + 1)/6/ -1]

     Where:  a   = dividends and interest earned during the period.

             b   = expenses accrued for the period (net of reimbursements).

             c   = the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   = the maximum offering price per share on the last day of the period.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


The fund's one-year total return and five- and ten-year average annual total returns at the maximum offering price for the periods ended September 30, 2000 were 8.58%, 14.92% and 14.76%, respectively. The fund's one-year total return and five- and ten-year average annual total returns at net asset value for the periods ended September 30, 2000 were 15.21%, 16.29% and 15.44%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In


                       EuroPacific Growth Fund - Page 39
addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C and F shares.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).


                       EuroPacific Growth Fund - Page 40

                                    APPENDIX
                          Description of Bond Ratings

BOND RATINGS - The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.
 Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.'
 Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards.
 Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


                       EuroPacific Growth Fund - Page 41

"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


S & P rates the long-term securities debt of various entities in categories
-----
ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


"Debt rated 'AAA' has the highest rating assigned by S & P. Capacity to pay interest and repay principal is extremely strong."


"Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."


"Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."


"Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."


"Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.


"Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating."


"The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating."


"The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued."


"The rating 'C1' is reserved for income bonds on which no interest is being paid."


                       EuroPacific Growth Fund - Page 42

"Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized."


                       EuroPacific Growth Fund - Page 43

Europacific Growth Fund
Investment Portfolio, March 31, 2000




                                                                                            Largest     Percent
Industry Diversification                                                                  Individual      of Net
Percent of Net Assets                                                                       Holdings      Assets

11.66%  Electronic Components                                                        Vodafone AirTouc        5.68
11.51%  Diversified Telecommunication                                                Samsung Electron        2.62
        Services                                                                                Rohm         2.16
7.84%   Electrical & Electronics                                                            Ericsson         2.10
7.70%   Wireless Telecommunication                                                       AstraZeneca         2.04
        Services                                                                     Telefonos de Mex        1.94
7.59%   Broadcasting & Publishing                                                    Murata Manufactu        1.80
45.52%  Other Industries                                                             Taiwan Semicondu        1.70
0.42%   Bonds & Notes                                                                          Nokia         1.70
7.76%   Cash and Equivalents                                                              News Corp.         1.50


                                                                           Shares or          Market     Percent
                                                                           Principal           Value      of Net
EQUITY SECURITIES
 (common and preferred stocks
 and convertible debentures)                                                  Amount      (Millions)      Assets
----------------------------------                                          --------        --------    --------

ELECTRONIC COMPONENTS  -  11.66%
Samsung Electronics Co., Ltd.
 (South Korea)                                                              3,364,811       1,020.101        2.62
Rohm Co., Ltd. (Japan)                                                      2,420,000         839.103        2.16
Murata Manufacturing Co., Ltd. (Japan)                                      2,884,000         698.871        1.80
Taiwan Semiconductor Manufacturing
 Co. Ltd. (Taiwan)(1)                                                      98,122,000         662.114        1.70
Hon Hai Precision Industry
 Co. Ltd. (Taiwan)(1)                                                      45,914,000         533.497        1.37
Samsung Electro-Mechanics Co.
 (South Korea)                                                              3,330,000         232.648         .60
EPCOS AG (Germany)(1)                                                       1,207,000         159.503         .41
Hoya Corp. (Japan)                                                          1,624,000         152.999         .39
Hirose Electric Co., Ltd. (Japan)                                             840,000         118.217         .31
Newbridge Networks Corp. (Canada)(1)                                        3,600,000         116.775         .30

DIVERSIFIED TELECOMMUNICATION SERVICES
 - 11.51%
Telefonos de Mexico,
 SA de CV, Class L (ADR) (Mexico)                                          10,294,000         689.698
Telefonos de Mexico, SA de CV, Class L                                     19,225,000          65.356        1.94
Telecom Italia SpA,
 nonconvertible savings shares (Italy)                                     46,514,800         317.188
Telecom Italia SpA, ordinary shares                                        14,661,800         219.377        1.38
Deutsche Telekom AG (Germany)                                               5,186,300         418.171        1.08
Koninklijke PTT Nederland NV
 (Netherlands)                                                              3,235,784         370.746         .95
Nippon Telegraph and Telephone Corp.
 (Japan)                                                                       20,076         317.831         .82
Telefonica, SA (Spain)(1)                                                  11,438,885         289.182         .74
British Telecommunications PLC
 (United Kingdom)                                                          14,292,100         266.484         .69
COLT Telecom Group PLC
 (United Kingdom)(1)                                                        5,128,371         242.209
COLT Telecom Group PLC 2.00%
 convertible debentures 2006                                           EUR16,000,000           16.221         .66
Tele Danmark AS (Denmark)                                                   1,794,400         161.629
Tele Danmark AS, Class B (ADR)                                                 43,400           2.015         .42
Korea Telecom Corp. (ADR)
 (South Korea)                                                              2,709,200         118.528
Korea Telecom Corp.                                                           107,100           9.498         .32
Videsh Sanchar Nigam Ltd.
 (GDR) (India)(2)                                                           3,104,209          82.106
Videsh Sanchar Nigam Ltd. (GDR)                                               780,150          20.635
Videsh Sanchar Nigam Ltd.                                                     450,000          19.013         .31
France Telecom, SA (France)                                                   700,000         120.658         .31
Portugal Telecom, SA (Portugal)(1)                                          6,650,000          85.332         .22
Magyar Tavkozlesi Rt. (ADR) (Hungary)                                       1,905,500          85.033         .22
Teleglobe Inc. (Canada)                                                     2,842,500          77.354         .20
Telefonica de Argentina SA,
 Class B (ADR) (Argentina)                                                  1,939,400          76.121         .20
BCE Inc. (Canada)                                                             580,000          72.325         .19
Hellenic Telecommunications
 Organization SA (Greece)(1)                                                2,466,000          70.245         .18
Telecom Corp. of New Zealand Ltd
 . (New Zealand)                                                             6,940,000          31.359
Telecom Corp. of New Zealand Ltd. (2)                                       3,553,000          16.054
Telecom Corp. of New Zealand
 Ltd. (ADR)                                                                    25,000            .917         .12
Compania de Telecomunicaciones
 de Chile SA (ADR) (Chile)                                                  2,034,673          46.289         .12
Telefonica del Peru SA,
 Class B (ADR) (Peru)                                                       2,408,900          40.951         .11
Philippine Long Distance Telephone
 Co. (ADR) (Philippines)                                                    1,826,094          40.060         .10
Tiscali SpA (Italy)(1)                                                         43,000          30.016         .08
Mahanagar Telephone Nigam Ltd.
 (India)                                                                    3,425,000          18.482
Mahanagar Telephone Nigam Ltd.
 (GDR) (2)                                                                    570,600           7.988         .07
Telecom Argentina STET-France Telecom
 SA, Class B (ADR) (Argentina)                                                439,300          15.266         .04
Telstra Corp. Ltd. (Australia)                                              3,338,500          15.136         .04

ELECTRICAL & ELECTRONICS  -  7.84%
Telefonaktiebolaget LM Ericsson,
 Class B (Sweden)                                                           6,250,000         550.453
Telefonaktiebolaget LM Ericsson,
 Class B (ADR)                                                              2,820,000         264.551        2.10
Nokia Corp., Class A (ADR) (Finland)                                        1,600,000         347.600
Nokia Corp., Class A                                                        1,480,000         313.212        1.70
NEC Corp. (Japan)                                                          14,950,000         439.962        1.13
Siemens AG (Germany)                                                        1,725,000         248.605         .64
Matsushita Communication Industrial
 Co., Ltd. (Japan)                                                          1,079,000         198.068         .51
Toshiba Corp. (Japan)                                                      17,100,000         173.724         .45
ECI Telecom Ltd. (Israel)                                                   4,115,000         129.108         .33
Hitachi, Ltd. (Japan)                                                      10,670,000         126.328         .33
Logica PLC (United Kingdom)                                                 2,800,000          93.831         .24
Nortel Networks Corp. (Canada)                                                500,000          63.000         .16
Premier Farnell PLC (United Kingdom)                                        8,550,000          53.841         .14
Elektrim SA 3.75% convertible
 debentures 2004 (Poland)                                              EUR39,100,000           41.186         .11

WIRELESS TELECOMMUNICATION SERVICES
 - 7.7%
Vodafone AirTouch PLC (United Kingdom)                                    392,101,014       2,179.523
Vodafone AirTouch PLC (ADR)                                                   525,000          29.170        5.68
Telecom Italia Mobile SpA (Italy)                                          14,805,000         181.058
Telecom Italia Mobile SpA,
 savings shares                                                            20,705,000          97.807         .72
DDI Corp. (Japan)                                                              29,344         239.118         .62
NTT Mobile Communications Network,
 Inc. (Japan)                                                                    6285         216.102         .56
SK Telecom Co., Ltd. (ADR)
 (South Korea)                                                                684,235          26.685         .07
Telesp Celular Participacoes SA,
 preferred nominative (Brazil)                                            940,818,476          21.432
Telesp Celular Participacoes SA,
 ordinary nominative                                                      222,115,950           3.663         .05

BROADCASTING & PUBLISHING  -  7.59%
News Corp. Ltd. (ADR) (Australia)                                           3,958,200         222.649
News Corp. Ltd., preferred                                                 15,495,555         183.353
News Corp. Ltd.                                                             8,747,208         122.186
News Corp. Ltd., preferred (ADR)                                            1,181,600          56.421        1.50
CANAL + (France)                                                            2,256,060         496.893        1.28
Mediaset SpA (Italy)(2)                                                     9,174,544         178.874
Mediaset SpA                                                                6,593,000         128.542         .79
Grupo Televisa, SA, ordinary
  participation certificates (ADR)
  (Mexico)(1)                                                               3,994,400         271.619         .70
Nippon Television Network Corp.
 (Japan)                                                                      331,980         235.056         .60
Fuji Television Network Inc. (Japan)                                           10,035         173.488         .47
KirchMedia GmbH & Co. KGaA
 (Germany)(1),(2),(3)                                                       3,430,000         144.009         .37
Pearson PLC (United Kingdom)                                                2,565,000          89.228         .23
Television Broadcasts Ltd.
 (Hong Kong)                                                                9,518,000          84.649         .22
AUDIOFINA (Luxembourg)                                                        670,000          82.444         .21
Modern Times Group MTG AB,
 Class B (ADR) (Sweden)(1)                                                    211,822          57.615
Modern Times Group MTG AB,
 Class A (1)                                                                  302,260          14.275         .18
Publishing & Broadcasting Ltd.
 (Australia)                                                                8,425,111          71.522         .18
SOFTBANK CORP. (Japan)                                                         80,000          71.096         .18
United News & Media PLC
 (United Kingdom)                                                           3,400,000          44.755
United News & Media PLC 6.125%
 convertible debentures 2003                                            GBP7,400,000           14.355         .15
Thomson Corp. (Canada)                                                      1,660,000          52.093         .13
Arnoldo Mondadori Editore SpA
 (Italy)                                                                    1,950,000          49.596         .13
Independent Newspapers, PLC
 (Ireland)                                                                  4,652,737          45.668         .12
Daily Mail and General Trust PLC,
 Class A (United Kingdom)                                                   1,580,000          30.921         .08
Shaw Communications Inc.,
 Class B (Canada)                                                           1,000,000          26.869         .07

BANKING  -  7.41%
Sakura Bank, Ltd. (Japan)                                                  48,906,000         370.975
Sakura Finance (Bermuda) Trust,
 convertible preference share units
(Japan - Incorporated in Bermuda)                                       1,614,000,000          23.044        1.01
ABN AMRO Holding NV (Netherlands)                                          15,477,594         345.189         .89
Bank of Nova Scotia (Canada)                                               12,098,200         242.131         .62
Lloyds TSB Group PLC (United Kingdom)                                      22,200,000         234.407         .60
Bank of Scotland (United Kingdom)                                          19,433,419         220.074         .57
Fuji Bank, Ltd. (Japan)                                                    19,426,000         182.072         .47
Westpac Banking Corp. (Australia)                                          25,452,151         159.278         .41
DBS Group Holdings Ltd. (Singapore)                                         9,535,550         125.915         .32
Asahi Bank, Ltd. (Japan)                                                   21,433,000         119.697         .31
Australia and New Zealand Banking
 Group Ltd. (Australia)                                                    14,893,887          93.991         .24
STB Cayman Capital, Ltd. 0.50%
 convertible debentures 2007 (Japan-
Incorporated in Cayman Islands)                                       Y5,925,000,000           92.938         .24
Bangkok Bank PCL (Thailand)(1)                                             49,400,000          84.992         .22
Royal Bank of Canada (Canada)                                               1,752,700          82.111         .21
Tokai Bank, Ltd. (Japan)                                                   12,500,000          75.272         .19
Unibanco-Uniao de Bancos Brasileiros
 SA, units (GDR) (Brazil)                                                   1,800,000          57.150         .15
Hang Seng Bank Ltd. (Hong Kong)                                             6,095,500          53.232         .14
Shinhan Bank (South Korea)                                                  4,450,000          47.722         .12
Banque Nationale de Paris (France)                                            580,000          45.821
Banque Nationale de Paris,
 guaranteed value certificates,
 expire 2002 (1)                                                              117,000            .822         .12
ForeningsSparbanken AB,
 Class A (Sweden)                                                           2,860,000          38.994         .10
Toronto-Dominion Bank (Canada)                                              1,223,700          32.373         .08
Svenska Handelsbanken Group,
 Class A (Sweden)                                                           2,000,000          24.716         .06
Dai-Ichi Kangyo Bank, Ltd. (Japan)                                          2,500,000          23.213         .06
Commonwealth Bank of Australia
 (Australia)                                                                1,632,788          22.332         .06
HSBC Holdings PLC (United Kingdom)                                          1,600,000          18.699         .05
Sumitomo Bank, Ltd. (Japan)                                                 1,200,000          17.832         .05
Barclays PLC (United Kingdom)                                                 522,400          13.848         .04
Toyo Trust and Banking Co., Ltd.
 (Japan)                                                                    2,800,000          10.606         .03
MBL International Finance (Bermuda)
 Trust 3.00% convertible
debentures 2002 (Bermuda)                                                 $9,000,000           10.170         .03
Unidanmark A/S, Class A (Denmark)                                             122,500           7.866         .02
National Australia Bank Ltd.
 (Australia)                                                                   18,829            .242         .00

HEALTH & PERSONAL CARE  -  4.75%
AstraZeneca PLC (United Kingdom)                                           19,563,492         792.264        2.04
Elan Corp., PLC (ADR) (Ireland)(1)                                         10,874,800         516.553        1.31
Shionogi & Co., Ltd. (Japan)                                                7,954,000         140.756         .36
Fujisawa Pharmaceutical Co. Ltd.
 (Japan)                                                                    3,621,000         126.608         .33
Novartis AG (Switzerland)                                                      84,866         116.193         .30
Glaxo Wellcome PLC (United Kingdom)                                         2,000,000          57.261         .15
Nycomed Amersham PLC (United Kingdom)                                       4,700,000          37.492         .10
Aventis SA (France)                                                           620,000          33.960         .09
Sanofi-Synthelabo SA (France)(1)                                              665,600          25.400         .07


BUSINESS SERVICES  -  2.94%
Vivendi SA (France)                                                         1,723,238         198.846         .51
Reuters Group PLC (United Kingdom)                                          7,142,460         144.339         .37
TNT Post Groep (Netherlands)                                                5,190,107         116.647         .32
Rentokil Initial PLC (United Kingdom)                                      40,022,900         103.262         .27
Brambles Industries Ltd. (Australia)                                        4,005,000         101.827         .26
Hikari Tsushin, Inc. (Japan)                                                  107,000          81.892         .21
Securitas AB, Class B (Sweden)                                              3,108,000          75.375         .19
InterQ Inc. (Japan)(1)                                                        184,000          72.378         .19
Adecco SA (Switzerland)(1)                                                     92,000          63.700         .16
United Utilities PLC (United Kingdom)                                       4,978,414          52.011         .13
Intershop Communications AG
 (Germany)(1)                                                                  80,000          40.372         .10
Thames Water PLC (United Kingdom)                                           1,869,931          21.121         .05
e.Biscom (Italy)(1)                                                            80,700          21.006         .05
Hyder PLC (United Kingdom)                                                  4,023,381          14.375         .04
Lernout & Hauspie Speech
 Products NV (Belgium)(1)                                                     130,000          14.365         .04
Ratin A/S (Denmark)                                                           110,000           9.667         .02
Liberty Surf Group SA (France)(1)                                              83,300           4.666         .01
Lycos Europe NV (Netherlands)(1)                                              144,800           2.884         .01
World Online International NV
 (Netherlands)(1)                                                             100,000           2.236         .01

AUTOMOBILES  -  2.51%
Volvo AB, Class B (Sweden)                                                 10,894,200         294.544         .76
Suzuki Motor Corp. (Japan)                                                 18,015,000         273.829         .70
Honda Motor Co., Ltd. (Japan)                                               6,010,000         247.498         .64
DaimlerChrysler AG
 (New York registered) (Germany)                                            1,000,000          65.438         .17
Mitsubishi Motors Corp. (Japan)(1)                                         12,856,000          48.697         .13
Bayerische Motoren Werke AG (Germany)                                       1,455,600          45.928         .11
Nissan Motor Co., Ltd. (Japan)(1)                                             150,000            .612         .00

ENERGY SOURCES  -  2.51%
TOTAL FINA SA, Class B (France)                                             2,133,378         266.114
TOTAL FINA SA, Class B (ADR)                                                  828,807          61.021         .84
Broken Hill Proprietary Co. Ltd.
 (Australia)                                                               20,032,290         216.880         .56
Norsk Hydro AS (Norway)                                                     2,370,000          89.630
Norsk Hydro AS (ADR)                                                          500,000          19.031         .28
Royal Dutch Petroleum Co. (Netherlands)                                     1,000,000          58.423
Royal Dutch Petroleum Co.
 (New York Registered Shares)                                                 280,000          16.118
Shell Transport and Trading Co., PLC
 (New York Registered Shares)
(United Kingdom)                                                              675,000          33.117         .28
Sasol Ltd. (South Africa)                                                  13,213,700          82.624         .21
Enterprise Oil PLC (United Kingdom)                                        10,800,000          77.768         .20
Suncor Energy Inc. (Canada)                                                   750,000          32.475         .08
Petro-Canada (Canada)                                                       1,400,000          23.293         .06

MERCHANDISING  -  2.34%
Dixons Group PLC (United Kingdom) (1)                                      61,909,181         286.608         .74
EM.TV & Merchandising AG (Germany) (1)                                      1,658,000         136.225
EM.TV & Merchandising AG 4.00%
 convertible debentures 2005                                           EUR31,151,000           31.247         .43
Ito-Yokado Co., Ltd. (Japan)                                                2,150,000         153.273         .39
Kingfisher PLC (United Kingdom)                                            10,379,940          84.362         .22
Safeway PLC (United Kingdom)                                               19,615,000          59.584         .15
Tesco PLC (United Kingdom)                                                 17,744,600          59.082         .15
Wal-Mart de Mexico, SA de CV,
 Class V (formerly Cifra, SA de CV)
 (Mexico)(1)                                                               16,787,918          40.674
Wal-Mart de Mexico, SA de CV,
 Class C (1)                                                                6,037,600          14.074         .14
Loblaw Companies Ltd. (Canada)                                              1,560,100          38.479         .10
Coles Myer Ltd. (Australia)                                                 1,380,100           5.443         .02

MULTI-INDUSTRY  -  2.16%
Thyssen Krupp AG (Germany)(1)                                               8,405,000         207.252         .53
Orkla AS, Class A (Norway)                                                 11,023,999         168.331         .43
Invensys PLC (United Kingdom)                                              20,600,000          91.507         .24
Lend Lease Corp. Ltd. (Australia)                                           6,839,640          88.364         .23
Lagardere Groupe SCA (France)                                                 920,000          74.752         .19
Hutchison Whampoa Ltd. (Hong Kong)                                          3,235,000          58.373         .15
Preussag AG (Germany)                                                       1,000,096          46.065         .12
Anglo American PLC (United Kingdom)                                           700,000          32.420         .08
PT Astra International (Indonesia)(1)                                      54,000,000          25.910         .07
Ayala Corp. (Philippines)                                                  74,866,500          16.596         .04
PT Multimedia (Portugal)(1)                                                   180,000          16.030         .04
TI Group PLC (United Kingdom)                                               3,197,300          15.758         .04

FOOD & HOUSEHOLD PRODUCTS  -  1.59%
Nestle SA (Switzerland)                                                       141,457         253.803         .65
Groupe Danone (France)                                                        769,400         170.196         .44
Reckitt Benckiser PLC
 (formerly Reckitt & Colman PLC)
 (United Kingdom)                                                           8,538,919          81.207         .21
Seven-Eleven Japan Co., Ltd. (Japan)                                          700,000          80.225         .21
Uni-Charm Corp. (Japan)                                                       460,000          30.157         .08

APPLIANCES & HOUSEHOLD DURABLES  -  1.51%
Sony Corp. (Japan) (1)                                                      3,633,100         513.462        1.32
Koninklijke Philips Electronics
 NV (Netherlands)                                                             440,000          73.988         .19

DATA PROCESSING & REPRODUCTION  -  1.44%
Fujitsu Ltd. (Japan)                                                       10,346,000         316.530         .81
Acer Inc. (Taiwan)(1)                                                      54,193,750         152.520
Acer Inc. SIZeS 0% convertible
 debentures 2005 (2)                                                      $6,425,000            6.666         .41
Compal Electronics Inc. (Taiwan)                                           13,613,600          56.686         .15
Getronics NV (Netherlands)                                                    350,000          26.779         .07

BEVERAGES & TOBACCO  -  1.17%
Foster's Brewing Group Ltd. (Australia)                                    61,703,800         153.137         .38
Ito En, Ltd. (Japan)                                                          812,700          97.878         .25
South African Breweries PLC
 (United Kingdom)                                                           7,947,287          60.899         .16
Heineken NV (Netherlands)                                                     630,000          33.694         .09
LVMH Moet Hennessy Louis
 Vuitton (France)                                                              70,000          29.306         .08
Panamerican Beverages, Inc.,
 Class A (Mexico - Incorporated in Panama)                                  1,269,100          22.368         .06
Coca-Cola Beverages PLC
 (United Kingdom) (1)                                                       9,567,371          17.778         .05
Lion Nathan Ltd. (New Zealand)                                              8,000,000          13.690         .04
Coca-Cola West Japan Co. Ltd. (Japan)                                         500,000          13.112         .03
Coca-Cola Amatil Ltd. (Australia)                                           5,201,157          12.939         .03
I.T.C. Ltd. (India)                                                               372            .006         .00

INSURANCE  -  1.14%
ING Groep NV (Netherlands)                                                  3,667,737         198.792         .50
PartnerRe Holdings Ltd.
 (Singapore - Incorporated in Bermuda)                                      2,031,900          74.799         .19
Union des Assurances Federales (France)                                       493,960          59.600         .15
Royal & Sun Alliance Insurance Group
 PLC (United Kingdom)                                                       7,048,439          44.295         .11
Swiss Life-Mannesmann 1.50% convertible
 debentures 2003 (Switzerland)(2)                                         $8,000,000           24.250
Swiss Life-Glaxo Wellcome 2.00%
 convertible debentures 2003(2)                                          $15,000,000           14.568         .10
Allied Zurich PLC (United Kingdom)                                          1,950,000          21.126         .05
AEGON NV (Netherlands)                                                        195,000          15.592         .04

RECREATION & OTHER CONSUMER
 PRODUCTS  -  1.12%
Nintendo Co., Ltd. (Japan)                                                  1,195,700         209.619         .54
EMI Group PLC (United Kingdom)                                             12,351,900         131.465         .34
Fuji Photo Film Co., Ltd. (Japan)                                           1,320,000          57.949         .15
Square Co., Ltd. (Japan)                                                      318,450          32.785         .09

MACHINERY & ENGINEERING  -  0.85%
GKN PLC (United Kingdom)                                                   12,400,000         154.565         .40
Mitsubishi Heavy Industries, Ltd. (Japan)                                  21,000,000          65.880         .17
Metso Oyj (Finland)                                                         3,400,000          45.907         .12
Smiths Industries PLC (United Kingdom)                                      3,200,000          39.020         .11
Kvaerner ASA, Class A (Norway)(1)                                           1,294,720          19.310         .05

IT CONSULTING & SERVICES  -  0.77%
CMG PLC (United Kingdom)                                                    1,121,109          96.371         .25
Sema Group PLC (United Kingdom)                                             4,050,000          80.876         .21
ALTRAN TECHNOLOGIES (France)                                                  300,000          73.256         .19
Dimension Data Holdings Ltd.
 (South Africa)(1)                                                          5,325,237          47.580         .12

AEROSPACE & MILITARY TECHNOLOGY  -  0.65%
Bombardier Inc., Class B (Canada)                                           8,400,000         210.940         .54
SAGEM SA (France)(1)                                                           33,000          43.293         .11

LEISURE & TOURISM  -  0.64%
Granada Group PLC (United Kingdom)                                         13,697,532         146.925         .38
Seagram Co. Ltd. (Canada)                                                   1,200,000          71.400         .18
Thomson Travel Group PLC (United Kingdom)                                  19,300,000          29.860         .08

BUILDING MATERIALS & COMPONENTS  -  0.61%
TOSTEM CORP. (Japan)                                                        6,990,000         112.698         .29
Cemex, SA de CV, ordinary participation
 certificates, Units (ADR) (Mexico)                                         4,199,314          95.009
Cemex, SA de CV, warrants (ADR),
 expire 2002(1)                                                               262,457            .919         .25
Holderbank Financiere Glaris
 Ltd. (Switzerland)                                                            23,966          28.571         .07

FOREST PRODUCTS & PAPER  -  0.59%
UPM-Kymmene Corp. (Finland)                                                 3,680,800         103.980         .27
Abitibi-Consolidated Inc. (Canada)                                          9,500,000          91.302         .22
Stora Enso Oyj (Finland)                                                    2,394,843          25.685         .07
AssiDoman AB (Sweden)                                                         600,000           9.956         .03

OTHER INDUSTRIES  -  4.50%
Pechiney, Class A (France)                                                  3,078,675         151.092         .39
Deutsche Lufthansa AG (Germany)                                             5,400,000         123.329         .32
ORIX Corp. (Japan)                                                            772,400         101.492
ORIX Corp. 0.375% convertible
 debentures 2005                                                        Y600,000,000            8.195         .28
BOC Group PLC (United Kingdom)                                              5,005,000          97.951         .25
Buhrmann NV (Netherlands)                                                   3,844,000          97.547         .25
ADVANTEST CORP. (Japan)                                                       375,200          79.406         .20
NGK Spark Plug Co., Ltd. (Japan)                                            6,412,000          72.864         .19
Sun Hung Kai Properties Ltd. (Hong Kong)                                    8,150,000          70.651         .18
Minebea Co., Ltd. (Japan)                                                   4,904,000          65.015         .17
De Beers Consolidated Mines Ltd.
 (South Africa)                                                             2,638,800          61.875         .16
Nichiei Co., Ltd. (Japan)                                                   3,000,000          56.672         .15
British Airways PLC (United Kingdom)                                       10,000,000          52.555         .13
L'Air Liquide (France)                                                        361,095          50.174         .13
Hongkong Land Holdings Ltd.
 (Hong Kong - Incorporated in Bermuda)                                     34,363,300          47.765         .12
Mitsui & Co., Ltd. (Japan)                                                  5,600,000          45.144         .11
Manila Electric Co., Class A (GDR)
 (Philippines) (2),(3)                                                      3,110,000          27.558
Manila Electric Co., Class B                                                9,540,381          16.733         .11
Cia. Energetica de Minas Gerais
 - CEMIG, preferred nominative
 (ADR) (Brazil)                                                             2,393,418          41.286
Cia. Energetica de Minas Gerais
 - CEMIG, ordinary nominative                                             163,059,152           2.050
Cia. Energetica de Minas Gerais
 - CEMIG, preferred nominative (ADR) (2)                                       26,066            .450         .11
PowerGen PLC (United Kingdom)                                               7,261,943          42.625         .11
Tokyo Electron Ltd. (Japan)                                                   275,000          41.400         .11
Stolt-Nielsen SA, Class B (ADR)
 (Incorporated in Luxembourg)                                               1,997,900          36.961         .10
National Power PLC (United Kingdom)                                         7,135,400          35.765         .09
Corus Group PLC (United Kingdom)                                           19,940,200          32.441         .08
Nikon Corp. (Japan)                                                           832,000          31.838         .08
Bergesen d.y. AS, Class B (Norway)                                          1,130,000          19.662
Bergesen d.y. AS, Class A                                                     542,800           9.830         .08
Bayer AG (Germany)                                                            600,000          26.947         .07
Cheung Kong (Holdings) Ltd. (Hong Kong)                                     1,800,000          26.931         .07
Bouygues SA (France)                                                           30,000          23.787         .06
Security Capital Global Realty
 (Luxembourg)(1),(2),(3)                                                    1,125,000          21.611         .06
Peninsular and Oriental Steam
 Navigation Co. (United Kingdom)                                            1,985,628          20.634         .05
Scottish Power PLC (United Kingdom)                                         2,350,000          19.032         .05
Ayala Land, Inc. (Philippines)                                            105,880,000          17.540         .05
Bridgestone Corp. (Japan)                                                     775,000          17.049         .04
Imperial Chemical Industries PLC
 (ADR) (United Kingdom)                                                       430,000          13.867         .04
Valeo (France)                                                                240,000          11.824         .03
Cie. Generale des Etablissements
 Michelin, Class B (France)                                                   324,303          10.416         .03
Morgan Crucible Co. PLC (United Kingdom)                                    2,550,836          10.090         .03
Shohkoh Fund & Co., Ltd. (Japan)                                               60,000           8.683         .02

MISCELLANEOUS  -  4.32%
Other equity securities in
 initial period of acquisition                                                              1,679.656        4.32
                                                                                            --------    --------
TOTAL EQUITY SECURITIES (cost: $20,485.071)                                                35,687.695       91.82
                                                                                            --------    --------

                                                                    Shares/Principal          Market     Percent
                                                                              Amount           Value      of Net
BONDS & NOTES                                                             (Millions)      (Millions)      Assets
------------------------------------                                        --------        --------    --------

BROADCASTING & PUBLISHING  -  0.05%
Grupo Televisa, SA  0%/13.25% 2008(4)                                        $20.000           19.750         .05

NON U.S. GOVERNMENT OBLIGATIONS
 - 0.37%
Brazil (Federal Republic of),
 Bearer 8.00% 2014                                                          $161.951          121.868         .32
Argentina (Republic of) 11.75% 2007                                         ARP14.00           13.202
Argentina (Republic of) 11.375% 2017                                          $7.500            7.313         .05
                                                                                            --------    --------
TOTAL BONDS & NOTES (cost: $136.338)                                                          162.133         .42
                                                                                            --------    --------

                                                                           Principal          Market     Percent
                                                                              Amount           Value      of Net
SHORT-TERM SECURITIES                                                     (Millions)      (Millions)      Assets
-------------------------------------                                       --------        --------    --------

Corporate Short-Term Notes - 5.44%
BMW US Capital Corp. 5.99%-6.01%
  due 4/20-5/26/2000                                                          107.800         107.037         .28
Deutsche Bank Financial Inc.
 5.94%-6.08% due 4/17-6/20/2000                                               106.300         105.489         .27
General Motors Acceptance Corp.
 5.84%-5.92% due 4/19-5/19/2000                                               101.500         100.868         .26
Ciesco LP 5.85%-5.87% due 4/17-4/24/2000                                      100.000          99.667         .26
E.I. du Pont de Nemours and Co.
 5.80%-6.00% due 4/6-5/23/2000                                                100.300          99.556         .26
Societe Generale North America Inc.
 6.00%-6.02% due 5/19-5/24/2000                                                96.800          95.969         .25
Procter & Gamble Co.
 5.83%-5.98% due 4/20-4/27/2000                                                94.763          94.395         .24
General Electric Capital Corp.
 5.91%-6.04% due 4/28-5/9/2000                                                 93.400          92.926         .24
International Lease Finance
 Corp. 5.85%-6.01% due 5/3-5/26/2000                                           91.000          90.362         .23
American Honda Finance Corp.
 5.87%-6.04% due 5/5-5/23/2000                                                 86.400          85.751         .22
Archer Daniels Midland Co.
 5.86%-6.03% due 5/2-5/22/2000                                                 86.000          85.425         .22
DaimlerChrysler NA Holdings
 5.86%-6.03% due 5/10-5/16/2000                                                85.300          84.707         .22
Coca-Cola Co. (The)
 5.86%-5.96% due 4/25-5/18/2000                                                83.300          82.732         .21
Toronto-Dominion Holdings USA Inc.
 5.79%-5.82% due 4/3-4/4/2000                                                  69.500          69.459         .18
Dresdner U.S. Finance Inc.
 6.01%-6.08% due 5/19-6/20/2000                                                66.000          65.372         .17
Ford Motor Credit Co.
 5.82%-5.86% due 4/7-5/4/2000                                                  65.500          65.271         .17
Equilon Enterprises LLC
 5.82%-5.86% due 4/11-5/4/2000                                                 65.000          64.786         .17
H.J Heinz Co.
 5.82%-5.97% due 4/18-4/28/2000                                                58.700          58.474         .15
Svenska Handelsbanken
 6.01% due 4/19/2000                                                           50.000          49.841         .13
KfW International Finance Inc.
 5.89%-5.90% due 5/17-5/31/2000                                                50.300          49.809         .13
Bell Atlantic Financial Services
 Inc. 5.85% due 4/27/2000                                                      50.000          49.781         .13
FCE Bank 5.87%-6.06% due 4/25-6/8/2000                                         49.800          49.457         .13
Spintab AB 5.98% due 6/9/2000                                                  48.000          47.432         .12
CBA (Delaware) Finance Inc.
 5.89%-5.90% due 5/10-5/15/2000                                                45.000          44.682         .11
Motiva Enterprises LLC
 5.82%-5.85% due 4/13-4/26/2000                                                43.200          43.060         .11
Chevron U.K. Investment PLC
 5.83%-5.93% due 4/7-5/5/2000                                                  40.000          39.862         .10
Halifax PLC 5.90% due 5/24/2000                                                40.000          39.639         .10
Eksportfinans ASA 5.82% due 4/6/2000                                           35.000          34.966         .09
Den Danske Corp. Inc. 5.83% due 4/5/2000                                       25.000          24.980         .06
Abbey National North America
 5.82% due 4/10/2000                                                           25.000          24.960         .06
Canadian Imperial Holdings Inc.
 5.83% due 4/11/2000                                                           25.000          24.955         .06
Bayerische Hypotheken-und
 Wechsel-Bank AG 5.82% due 4/12/2000                                           25.000          24.951         .06
Westpac Trust Securities NZ LTD.
 5.81% due 4/14/2000                                                           20.000          19.955         .05

Federal Agency Discount Notes - 1.42%
Freddie Mac
 5.70%-6.04% due 4/6-6/29/2000                                                327.100         324.184         .83
Fannie Mae
 5.71%-6.05% due 4/6-6/29/2000                                                115.382         114.345         .30
Federal Home Loan Banks
 5.63%-6.00% due 5/17-5/26/2000                                               113.863         112.860         .29

Certificates of Deposit - 0.21%
Canadian Imperial Bank of Commerce
 5.88%-5.91% due 4/5-4/10/2000                                                 55.000          55.000         .14
Morgan Guaranty Trust Co. of
 New York 6.07% due 4/19/2000                                                  25.000          25.000         .07

Non-U.S. Currency - 0.02%
New Taiwanese Dollar                                                      NT$202.528            6.666         .02
                                                                                            --------    --------
TOTAL SHORT-TERM SECURITIES
 (cost: $2,755.419 million)                                                                 2,754.631        7.09
                                                                                            --------    --------
TOTAL INVESTMENT SECURITIES
 (cost: $23,376.828 million)                                                               38,604.459       99.33
Excess of cash and receivables
 over payables                                                                                262.739         .67
                                                                                            --------    --------
NET ASSETS                                                                                $38,867.198      100.00
                                                                                            --------    --------

(1) Non-income producing securities.
(2) Purchased in a private placement
 transaction; resale to the public
 may require registration or sale only
 to qualified institutional buyers.
(3) Valued under procedures established
 by the Board of Trustees.
(4) Step bond; coupon rate will
 increase at a later date.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts


Companies Added to the Portfolio
  Since September 30, 1999
AUDIOFINA                                        LVMH Moet Hennessy Louis Vuitton
Aventis                                          Lycos Europe
BCE                                              Newbridge Networks
Bouygues                                         Nikon
British Airways                                  Peninsular and Oriental Steam Navigation
CMG                                              PowerGen
Compal Electronics                               PT Multimedia
Dai-Ichi Kangyo Bank                             SAGEM
DaimlerChrysler                                  Samsung Electro-Mechanics
DBS Group Holdings                               Sema Group
e.Biscom                                         Seven-Eleven Japan
Enterprise Oil                                   Shaw Communications
EPCOS                                            Shinhan Bank
Getronics                                        Shionogi
Heineken                                         Shohkoh Fund
InterQ                                           Smiths Industries
Intershop Communications                         Suncor Energy
KirchMedia                                       Svenska Handelsbanken
Korea Telecom                                    Taiwan Semiconductor
Lernout & Hauspie                                Thomson Travel
Liberty Surf                                     Tiscali
Lloyds TSB                                       World Online
Logica


Companies Eliminated from
  the Portfolio Since
  September 30, 1999


Amway Japan                                      Mitsubishi Estate
Asahi Breweries                                  Orange
Bajaj Auto                                       Pathe
Cadbury Schweppes                                Perusahan Perseroan (Persero)
Carrefour                                        !PT Indonesian Satellite
Cia. Paranaese de Energia - COPEL                Peugeot
Elf Aquitaine                                    Porsche
George Weston                                    Qantas Airways
H & M Hennes & Mauritz                           Raisio
Keyence                                          Shiseido
Koninklijke Ahold                                SmithKline Beecham
LIGHT-Servicos de Electricidade                  Societe Europeenne des Satellites
                                                 Sony Music Entertainment
                                                 Swedish Match
                                                 Swisscom


EuroPacific Growth Fund
Financial Statements

Statement of Assets and Liabilities                             (dollars in millions)
at March 31, 2000
ASSETS:
Investment securities at market
 (cost: $23,376.828)                                                                  $38,604.459
Receivables for--
 Sales of investments                                                   $319.724
 Sales of fund's shares                                                  129.724
 Dividends and accrued interest                                           88.045          537.493
                                                                      ----------       ----------
                                                                                       39,141.952
LIABILITIES:
Payables for--
 Purchases of investments                                                197.103
 Repurchases of fund's shares                                             42.338
 Forward currency contracts - net                                          4.385
 Management services                                                      14.201
 Accrued expenses and other                                               16.727          274.754
                                                                      ----------       ----------
NET ASSETS AT MARCH 31, 2000--                                                        $38,867.198
                                                                                       ==========
Class A shares, unlimited shares authorized:
 Net assets                                                                           $38,837.311
 Shares of beneficial interest outstanding                                            870,681,797
 Net asset value per share                                                                 $44.61

Class B shares, unlimited shares authorized:
 Net assets                                                                               $29.887
 Shares of beneficial interest outstanding                                                670,255
 Net asset value per share                                                                 $44.59


Statement of Operations
for the year ended March 31, 2000                               (dollars in millions)
INVESTMENT INCOME:
Income:
 Dividends                                                              $346.378
 Interest                                                                159.523
                                                                      ----------         $505.901

Expenses:
 Management services fee                                                 131.596
 Distribution expenses - Class A                                          71.410
 Distribution expenses - Class B                                            .008
 Transfer agent fee - Class A                                             20.323
 Transfer agent fee- Class B                                                .001
 Reports to shareholders                                                    .677
 Registration statement and prospectus                                     1.268
 Postage, stationery and supplies                                          3.081
 Directors' fees                                                            .319
 Auditing and legal fees                                                    .102
 Custodian fee                                                            10.942
 Taxes other than federal income tax                                        .452
 Other expenses                                                             .437          240.616
                                                                      ----------       ----------
 Net investment income                                                                    265.285
                                                                                       ----------
REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS:
Net realized gain                                                                       3,084.054
Net change in unrealized appreciation on:
 Investments                                                           9,243.158
 Open forward currency contracts                                          (4.385)
                                                                      ----------
  Net unrealized appreciation                                                           9,238.773
                                                                                       ----------
 Net realized gain and
  unrealized appreciation
  on investments                                                                       12,322.827
                                                                                       ----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                            12,588.112
                                                                                       ==========




Statement of Changes in Net Assets                              Year ended March 31,
(dollars in millions)                                                        2000            1999
                                                                      ----------       ----------
OPERATIONS:
Net investment income                                                $   265.285      $   299.948
Net realized gain on investments                                       3,084.054          769.649
Net increase in urealized appreciation
 on investments                                                        9,238.773          523.918
                                                                      ----------       ----------
 Net increase in net assets
  resulting from operations                                           12,588.112        1,593.515
                                                                      ----------       ----------
DIVIDENDS AND DISTRIBUTIONS PAID TO
 SHAREHOLDERS:
Dividends from net investment income, Class A                           (221.364)        (258.117)
Distributions from net realized gains on
 investments, Class A                                                 (1,078.276)        (901.166)
                                                                      ----------       ----------
Total Dividends and Distributions                                     (1,299.640)      (1,159.283)
                                                                      ----------       ----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold                                            10,707.128        4,252.412
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on
  investments                                                          1,245.354        1,110.693
 Cost of shares repurchased                                           (6,456.731)      (5,030.545)
                                                                      ----------       ----------
 Net increase in net assets resulting from
  capital share transactions                                           5,495.751          332.560
                                                                      ----------       ----------

TOTAL INCREASE IN NET ASSETS                                          16,784.223          766.792

NET ASSETS:
Beginning of year                                                     22,082.975       21,316.183
                                                                      ----------       ----------
End of year (including
 undistributed net investment
 income: $61.015 and $65.361
 respectively)                                                       $38,867.198      $22,082.975
                                                                      ==========       ==========

See Notes to Financial Statements


 Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

 ORGANIZATION - EuroPacific Growth Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The fund seeks long-term capital appreciation by investing in the securities of companies based outside the United States. The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge, which declines from 5% to zero depending on the length of time the shares are held, and include a higher distribution fee than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

 SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on securities purchased are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the statement of assets and liabilities.

COMMON EXPENSES - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are prorated between the classes based on the relative net assets of each class. Distribution and transfer agent fees, and any other class-specific expenses, if any, are calculated daily at the class level based on the relative daily net assets of each class and the specific expense rate applicable to each class.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.
TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended March 31, 2000, such non-U.S. taxes were $55,193,000.

 Net realized gain and net unrealized gain of the fund derived in certain countries are subject to certain non-U.S. taxes. The fund provides for such non-U.S. taxes on investment income, net realized gain and net unrealized gain. CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $2,493,000 for the year ended March 31, 2000.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

  As of March 31, 2000, net unrealized appreciation on investments, excluding forward currency contracts, for federal income tax purposes aggregated $15,174,965,000; $16,066,110,000 related to appreciated securities and $891,145,000 related to depreciated securities. During the year ended March 31, 2000, the fund realized, on a tax basis, a net capital gain of $3,085,544,000 on securities transactions. Net losses related to non-U.S. currency and other transactions of $1,490,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities, excluding forward currency contracts, for federal income tax purposes was $23,429,494,000 at March 31, 2000.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $131,596,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement in effect through December 31, 1999, provided for monthly fees, accrued daily, based on an annual rate of 0.69% of the first $500 million of average net assets; 0.59% of such assets in excess of $500 million but not exceeding $1 billion; 0.53% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.50% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.48% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.47% of such assets in excess of $4 billion but not exceeding $6.5 billion; 0.46% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; 0.45% of such assets in excess of $10.5 billion but not exceeding $17 billion ; and 0.445% of such assets in excess of $17 billion. The Board of Trustees approved an amended agreement effective January 1, 2000, reducing the fees to an annual rate of 0.69% of the first $500 million of average net assets; 0.59% of such assets in excess of $500 million but not exceeding $1 billion; 0.53% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.50% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.48% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.47% of such assets in excess of $4 billion but not exceeding $6.5 billion; 0.46% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; 0.45% of such assets in excess of $10.5 billion but not exceeding $17 billion; 0.44% of such assets in excess of $17 billion but not exceeding $21 billion; 0.43% of such assets in excess of $21 billion but not exceeding $27 billion; 0.425% of such assets in excess of $27 billion but not exceeding $34 billion; 0.42% of such assets in excess of $34 billion but not exceeding $44 billion; and 0.415% of such assets in excess of $44 billion.

DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution for Class A shares, the fund may expend up to 0.25% of Class A average daily net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Pursuant to a Plan of Distribution for Class B shares, the fund may expend up to 1.00% of Class B average daily net assets annually to compensate dealers for their selling and servicing efforts. During the year ended March 31, 2000, distribution expenses under the Plan of Distribution for Class A shares were limited to $71,410,000. Had no limitation been in effect, the fund would have paid $85,656,000 for Class A shares. During the year ended March 31, 2000, distribution expenses under the Plan of Distribution for Class B shares were $8,000. As of March 31, 2000, accrued and unpaid distribution expenses for Class A and Class B shares were $7,502,000 and $8,000, respectively.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $11,090,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.
TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $20,324,000.

TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of March 31, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Trustees, were $1,165,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $10,915,769,000 and $7,573,962,000 respectively, during the year ended March 31, 2000.
As of March 31, 2000, net assets consist of the following:

Capital paid in on shares of                $21,577,119,000
beneficial interest

Undistributed net investment income         61,015,000

Accumulated net realized gain               2,007,195,000

Net unrealized appreciation                 15,221,869,000

Net Assets                                  $38,867,198,000



Capital share transactions in the fund were as follows:

                                                   Year ended                              Year ended
                                                March 31, 2000                          March 31, 1999
                                                        Amount              Shares              Amount              Shares
Class A Shares:
  Sold                                            $ 10,677.481         279,693,484        $  4,252.412         149,373,115
  Reinvestment of
   dividends and distributions                       1,245.354          33,084,650           1,110.693          39,600,216
  Repurchased                                       (6,456.700)       (173,087,213)         (5,030.545)       (179,052,856)
   Net increase in Class A                           5,466.135         139,690,921             332.560           9,920,475
Class B Shares: (1)                                                                                  -                   -
  Sold                                                  29.647             670,954                   -                   -
  Reinvestment of
   dividends and distributions                                                                       -                   -
  Repurchased                                           (0.031)               (699)                  -                   -
   Net increase in Class B                              29.616             670,255                   -                   -
Total net increase in fund                        $  5,495.751         140,361,176        $    332.560           9,920,475

(1) Class B shares offered
    for sale commencing
    March 15, 2000.



The fund reclassified $1,488,000 from undistributed net investment income to undistributed net realized gains; and reclassified $46,779,000 and $137,243,000 from undistributed net investment income and undistributed net realized gains, respectively, to paid-in capital for the year ended March 31, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $10,942,000 includes $131,000 that was paid by these credits rather than in cash.

At March 31, 2000, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

Non-U.S. Currency                 Contract Amounts                       U.S. Valuation at 3/31/00
Sale Contracts
                                  Non-U.S.            U.S.               Amount            Unrealized Depreciation
Japanese Yen expiring  10/18/00   Y30,185,100,000     $300,000,000       $304,385,000      $(4,385,000)


PER-SHARE DATA AND RATIOS
                                                                                          Net
                                                                                      gains on
                                                             Net                    securities
                                                           asset                         (both         Total
                                                          value,          Net        realized           from
                                              Year     beginning    investment             and    investment
                                             ended       of year        income     unrealized)    operations
Class A:
                                              2000         $30.21     0.34 (3)       15.74 (3)         16.08
                                              1999          29.56           .42           1.85          2.27
                                              1998          26.70           .45           4.79          5.24
                                              1997          24.28           .46           3.28          3.74
                                              1996          20.89           .46           3.63          4.09
Class B(4):

                                              2000          43.09     0.03 (3)        1.47 (3)          1.50


                                                       Dividends
                                                       (from net
                                                       realized        Distri-                           Net
                                         Dividends          non-       butions                         asset
                                        (from net           U.S.         (from           Total        value,
                                        investment      currency       capital         Distri-        end of
                                           income)     gains)(1)        gains)         butions          year
Class A:
                                              (.29)     -                (1.39)          (1.68)        $44.61
                                              (.36)     -                (1.26)          (1.62)         30.21
                                              (.43)        (.017)        (1.93)          (2.38)         29.56
                                              (.41)         (.03)         (.88)          (1.32)         26.70
                                              (.49)     -                 (.21)          (0.70)         24.28
Class B(4):

                                             -          -               -               -               44.59


                                                                         Ratio           Ratio
                                                             Net            of              of
                                                         assets,      expenses          income
                                                          end of            to              to
                                             Total          year       average         average     Portfolio
                                            return           (in           net             net      turnover
                                               (2)     millions)        assets          assets          rate
Class A:
                                             54.31%      $38,837           .84%            0.93        28.94%
                                               8.18       22,083            .84            1.45         31.73
                                              20.97       21,316            .86            1.64         30.51
                                              15.88       16,737            .90            1.77         25.82
                                               0.20       12,335            .01            0.02        0.2177
Class B(4):

                                          3.48 (5)            30        .07(5)          .06(5)      28.94(6)


(1) Realized non-U.S.
    currency gains are
    treated as ordinary
    income for federal
    income tax purposes.
(2) Excludes maximum
    sales charge of 5.75%.
(3) Based on average
    shares outstanding.
(4) Class B shares offered
    for sale commencing
    March 15, 2000.
(5) Based on operations
    for the period shown
    and, accordingly, not
    representative of a
    full year.
(6) Represents portfolio
    turnover for the year
    ended March 31, 2000.


Report of Independent Accountants

To the Board of Trustees and Shareholders of EuroPacific Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of EuroPacific Growth Fund (the "Fund") at March 31, 2000, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated in conformity with accounting principles generally accepted in the United States. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at March 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSE COOPERS LLP
Los Angeles, California
April 28, 2000

Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended March 31, 2000, the fund paid a long-term capital gains distribution of $1,078,276,000 to Class A shareholders. The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended March 31, 2000 was $55,193,000. Foreign source income earned by the fund for the fiscal year ended March 31, 2000 was $387,906,000. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their discretion. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2001 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2000 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.